OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08413

     Evergreen Equity Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for six of its series, Evergreen Small-Mid Growth Fund, Evergreen Growth Fund, Evergreen Enhanced S&P 500 Fund, Evergreen Large Company Growth Fund, Evergreen Mid Cap Growth Fund and Evergreen Omega Fund, for the year ended September 30, 2007. These six series have a September 30 fiscal year end.

Date of reporting period: September 30, 2007

Item 1 - Reports to Stockholders.

Evergreen Small-Mid Growth Fund

Evergreen

SMALL-MID GROWTH FUND

Annual Report
as of September 30, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
24	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
25	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Small-Mid Growth Fund for the twelvemonth period ended September 30, 2007.

The U.S. stock market produced solid returns during an eventful twelve-month period. It was a period that began and that ended amid worries about a weakening housing market, rising oil prices and the possibility of economic downturn. Moreover, the general upward surge in stock prices was interrupted twice within the period by dramatic stock sell-offs. However, through it all, dynamic global growth trends and strong corporate earnings combined to drive equity prices higher. The fiscal year also witnessed changes in leadership in the domestic equity market. Reversing multi-year trends, growth stocks started to outperform value stocks, while large cap stocks gained a performance edge over small and mid cap equities. Outside the U.S., stocks did even better than in domestic markets, with emerging market equities delivering particularly strong results, propelled by strong global growth trends.

The domestic fixed income markets also saw changes in sentiment. While high yield and other credit-sensitive securities tended to outperform for the full period, Treasuries and other high-grade securities gained a distinct advantage in the final weeks of the period.

Despite the weakness in the housing market, related problems in the subprime mortgage industry and some apparent slowing of job growth in the closing weeks of the fiscal

1

LETTER TO SHAREHOLDERS continued

year, the economy continued to grow throughout the twelve-month period. Rising corporate capital investments, resilient strength in consumer purchasing, increasing government spending and brisk export activity combined to propel the economy ahead. Gross Domestic Product grew at an annual rate of 3.8% in the second quarter of 2007 and then accelerated slightly to a rate of 3.9% in the third quarter, as reported by the U.S. Bureau of Economic Analysis. Nevertheless, the capital markets, roiled by the subprime and housing industry concerns, appeared increasingly volatile, leading the U.S. Federal Reserve Board (the “Fed”) to adjust its policy late in the period and to inject additional liquidity into the financial system. The nation’s central bank cut the discount rate in August, and then followed up by reducing the influential fed funds rate from 5.25% to 4.75% in September while also cutting the discount rate again. A month later, after the fiscal period ended, the Fed cut the key fed funds rate once again, this time by 25 basis points, to 4.5% .

During the fiscal year, the management teams of Evergreen’s growth-oriented equity funds sought out opportunities for capital appreciation consistent with each fund’s investment discipline. The portfolio manager for Evergreen Large Company Growth Fund and Evergreen Omega Fund, for example, employed a bottom-up, fundamental analysis in selecting growth stocks. The manager supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund continued to strike a balance between investments in companies with more consistent earnings growth and companies whose profits were more closely linked to the business cycle. The team supervising Evergreen Growth Fund, meanwhile, focused on finding small cap

2

LETTER TO SHAREHOLDERS continued

companies with above-average earnings prospects and reasonable stock valuations. The portfolio manager of Evergreen Enhanced S&P 500® Fund, in turn, employed a largely quantitative discipline in choosing a portfolio of predominately large cap stocks from both the value and growth stock universes.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE

as of September 30, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Donald M. Bisson, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 10/11/2005

	Class A	Class I
Class inception date	10/11/2005	10/11/2005

Nasdaq symbol	ESMGX	ESMIX

Average annual return*

1-year with sales charge	20.44%	N/A

1-year w/o sales charge	27.75%	28.11%

Since portfolio inception	18.12%	21.95%

Maximum sales charge	5.75%	N/A
	Front-end

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund incurs a 12b-1 fee of 0.30% for Class A. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee and reimbursing a portion of the 12b-1 fee for Class A. Had the fees not been waived or reimbursed, returns would have been lower.

Comparison of a $10,000 investment in the Evergreen Small-Mid Growth Fund Class A shares versus a similar investment in the Russell 2500 Growth Index (Russell 2500 Growth) and the Consumer Price Index (CPI).

The Russell 2500 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 27.75% for the twelve-month period ended September 30, 2007, excluding any applicable sales charges. During the same period, the Russell 2500 Growth returned 21.27% .

The fund seeks long-term capital growth.

A number of concerns were weighing on investors’ minds at the start of the period, including uncertainties created by a change in control of Congress, weakness in the housing market, rising energy costs and the apparent deceleration of economic growth. Nevertheless, despite two sharp market sell-offs during the period, equities turned in solid returns. Moreover, the period saw the growth style of investing outpace value stocks after seven years of outperformance by value stocks. As evidence accumulated that the pace of the economic expansion was slowing, investors tended to gravitate toward growth companies able to produce more consistent earnings growth. Throughout the fiscal year, we focused on fundamental analysis in stock selection, seeking to maintain a portfolio balanced between companies able to generate growth in a slowing environment and those that are more dependent on economic growth. While these macroeconomic trends favored growth stocks, our stock selection provided the major boost to results. The fund outperformed the benchmark for the final three quarters of the fiscal year, despite some underperformance by its Health Care selections in late 2006.

The fund’s selections in the Consumer Discretionary, Information Technology and Energy sectors provided the greatest positive support to results. Although the Consumer Discretionary group underperformed in the Russell 2500 Growth, our investments in the group did well. Our top Consumer Discretionary performer was GameStop Corp., a retailer specializing in used gaming software and hardware. The introduction of several expensive new computer game systems created more demand for less expensive, used hardware and software. GameStop was able to generate significant improvements in revenues and earnings as it gained market share. Priceline.com, an online travel auction service, was another stellar Consumer Discretionary performer, as it benefited from increased market penetration in the U.S. and the expansion of its business in Europe. In the Information Technology sector, the fund benefited from increasing corporate capital spending on software and hardware. In addition, several of our tech holdings were acquired during the period, resulting in substantial profits for the fund. These acquisitions included telecommunications equipment companies Redback Networks, which was acquired by Ericsson, and WebEx Communications, which was taken over by Cisco Systems. Our investment in software company Witness Systems also helped performance when it was purchased by Verint Systems. A top individual contributor to the fund was industrials corporation McDermott International, an engineering and construction company that enjoyed strong demand from both the power generation and energy development industries. In the Energy sector, the leading contributor was Cameron International, an oil field services company. Mosaic Co., a major producer of fertilizers for the agricultural industry, appreciated in value as the ethanol boom resulted in a sharp increase in the planting of corn crops.

Health Care selections had the greatest negative influence on results, particularly in the first quarter of the fiscal year. The biggest single drag on results came from DaVita, Inc., an operator of dialysis treatment centers which we sold in late 2006. DaVita’s revenues were hit hard when the Medicare program reduced its reimbursements for a drug used in dialysis care. We also sold several other companies whose share prices declined after earnings disappointments including Monster Worldwide, an on-line employment services company; Global Payments, a processor of electronic payments for merchants; Panera Bread, a quick-service restaurant chain that saw a decline in same-store sales growth at the same time that the prices of its ingredients rose; and Amdocs, a provider of management systems for telecommunication services providers.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	4/1/2007	9/30/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,125.29	$ 6.23
Class I	$ 1,000.00	$ 1,126.62	$ 4.90
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,019.20	$ 5.92
Class I	$ 1,000.00	$ 1,020.46	$ 4.66

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.17% for Class A and 0.92% for Class I), multiplied by the average account value over the period, multiplied by 183 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2007	2006[1]

Net asset value, beginning of period	$ 11.53	$10.00

Income from investment operations
Net investment income (loss)	(0.11)[2]	(0.05)
Net realized and unrealized gains or losses on investments	3.31	1.58
Total from investment operations	3.20	1.53

Net asset value, end of period	$ 14.73	$11.53

Total return[3]	27.75%	15.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$45,706	$ 3
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.17%	1.18%[4,5]
Expenses excluding waivers/reimbursements and expense reductions	1.28%	1.99%[4]
Net investment income (loss)	(0.79%)	(0.66%)[4]
Portfolio turnover rate	192%	132%

1 For the period from October 11, 2005 (commencement of class operations), to September 30, 2006.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Excluding applicable sales charges

4 Annualized

5 Including the expense reductions, the ratio would be 1.17%.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2007	2006[1]

Net asset value, beginning of period	$ 11.54	$ 10.00

Income from investment operations
Net investment income (loss)	(0.06)[2]	(0.02)
Net realized and unrealized gains or losses on investments	3.30	1.56
Total from investment operations	3.24	1.54

Distributions to shareholders from
Net investment income	(0.01)	0

Net asset value, end of period	$ 14.77	$ 11.54

Total return	28.11%	15.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$140,931	$22,429
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.92%	0.93%[3,4]
Expenses excluding waivers/reimbursements and expense reductions	0.98%	1.74%[3]
Net investment income (loss)	(0.42%)	(0.37%)[3]
Portfolio turnover rate	192%	132%

1 For the period from October 11, 2005 (commencement of class operations), to September 30, 2006.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

4 Including the expense reductions, the ratio would be 0.92%.

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS

September 30, 2007

	Shares	Value

COMMON STOCKS 99.3%
CONSUMER DISCRETIONARY 18.1%
Diversified Consumer Services 3.2%
Capella Education Co. *	38,757	$2,166,904
Strayer Education, Inc.	22,900	3,861,627

		6,028,531

Hotels, Restaurants & Leisure 2.4%
Penn National Gaming, Inc. *	75,700	4,467,814

Internet & Catalog Retail 2.1%
priceline.com, Inc. * (p)	44,700	3,967,125

Media 1.3%
Lamar Advertising Co., Class A (p)	50,400	2,468,088

Specialty Retail 5.5%
GameStop Corp., Class A *	91,400	5,150,390
J. Crew Group, Inc. *	40,400	1,676,600
Zumiez, Inc. *	76,800	3,407,616

		10,234,606

Textiles, Apparel & Luxury Goods 3.6%
Hanesbrands, Inc. *	137,100	3,847,026
Polo Ralph Lauren Corp.	36,200	2,814,550

		6,661,576

CONSUMER STAPLES 2.0%
Food Products 2.0%
Hain Celestial Group, Inc. * (p)	117,200	3,765,636

ENERGY 7.6%
Energy Equipment & Services 5.5%
Atwood Oceanics, Inc. *	55,540	4,252,142
Cameron International Corp. *	44,080	4,068,143
Dresser-Rand Group, Inc. *	43,800	1,870,698

		10,190,983

Oil, Gas & Consumable Fuels 2.1%
Southwestern Energy Co. *	94,828	3,968,552

FINANCIALS 4.5%
Capital Markets 2.2%
Affiliated Managers Group, Inc. * (p)	32,300	4,118,573

Diversified Financial Services 2.3%
Nasdaq Stock Market, Inc. *	115,800	4,363,344

HEALTH CARE 14.5%
Biotechnology 1.4%
Cephalon, Inc. *	34,840	2,545,411

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Equipment & Supplies 6.4%
ArthroCare Corp. *	67,000	$3,744,630
Hologic, Inc. * (p)	66,600	4,062,600
Respironics, Inc. *	85,100	4,087,353

		11,894,583

Health Care Providers & Services 4.4%
Pediatrix Medical Group, Inc. *	60,590	3,963,798
Psychiatric Solutions, Inc. *	110,494	4,340,204

		8,304,002

Life Sciences Tools & Services 2.3%
Qiagen NV * (p)	220,100	4,272,141

INDUSTRIALS 17.7%
Commercial Services & Supplies 3.4%
FTI Consulting, Inc. *	64,238	3,231,814
Watson Wyatt Worldwide, Inc.	71,400	3,208,716

		6,440,530

Electrical Equipment 4.0%
General Cable Corp. *	56,700	3,805,704
Roper Industries, Inc.	55,140	3,611,670

		7,417,374

Industrial Conglomerates 2.5%
McDermott International, Inc. *	85,326	4,614,430

Machinery 4.2%
Kaydon Corp. (p)	74,000	3,847,260
Terex Corp. *	45,200	4,023,704

		7,870,964

Road & Rail 1.7%
Landstar System, Inc.	74,100	3,109,977

Trading Companies & Distributors 1.9%
MSC Industrial Direct Co., Class A	71,700	3,627,303

INFORMATION TECHNOLOGY 30.2%
Communications Equipment 4.3%
Arris Group, Inc. *	67,900	838,565
F5 Networks, Inc. *	92,000	3,421,480
NICE-Systems, Ltd., ADS *	104,408	3,741,983

		8,002,028

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 2.9%
Electronics for Imaging, Inc. *	132,100	$3,548,206
Stratasys, Inc. *	70,200	1,934,712

		5,482,918

Electronic Equipment & Instruments 2.4%
Flir Systems, Inc. * (p)	80,400	4,453,356

Internet Software & Services 5.4%
Akamai Technologies, Inc. *	57,600	1,654,848
Bankrate, Inc. * (p)	42,200	1,946,264
Omniture, Inc. * (p)	69,326	2,101,964
SINA Corp. * (p)	90,100	4,311,285

		10,014,361

IT Services 1.8%
Syntel, Inc. (p)	79,300	3,297,294

Semiconductors & Semiconductor Equipment 10.0%
Atheros Communications, Inc. *	55,600	1,666,332
Intersil Corp., Class A	113,000	3,777,590
Monolithic Power Systems, Inc. *	145,800	3,703,320
Power Integrations, Inc. *	181,500	5,392,364
SiRF Technology Holdings, Inc. * (p)	197,000	4,205,950

		18,745,556

Software 3.4%
ANSYS, Inc. *	112,400	3,840,708
Quality Systems, Inc. (p)	67,600	2,476,188

		6,316,896

MATERIALS 2.2%
Metals & Mining 2.2%
RTI International Metals, Inc. *	51,270	4,063,660

TELECOMMUNICATION SERVICES 2.5%
Diversified Telecommunication Services 2.5%
Time Warner Telecom, Inc. *	209,100	4,593,928

Total Common Stocks (cost $164,183,441)		185,301,540

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 19.6%
MUTUAL FUND SHARES 0.9%
AIM Short-Term Investments Trust Government & Agency Portfolio, Class I,
4.83% q	1,680,475	1,680,475

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED continued
REPURCHASE AGREEMENTS ^ 18.7%
Banc of America Securities, LLC, 5.32%, dated 09/28/2007, maturing
10/01/2007, maturity value $5,002,217	$ 5,000,000	$5,000,000
BNP Paribas Securities, 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $7,003,109	7,000,000	7,000,000
Credit Suisse First Boston, LLC, 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $8,003,553	8,000,000	8,000,000
Deutsche Bank Securities, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $3,001,332	3,000,000	3,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 5.33%, dated 09/28/2007,
maturing 10/01/2007, maturity value $8,003,553	8,000,000	8,000,000
Lehman Brothers Holdings, Inc., 5.32%, dated 09/28/2007, maturing
10/01/2007, maturity value $1,000,443	1,000,000	1,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., 5.32%, dated 09/28/2007, maturing
10/01/2007, maturity value $2,000,887	2,000,000	2,000,000
Nomura Securities International, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $1,000,444	1,000,000	1,000,000

		35,000,000

Total Investments of Cash Collateral from Securities Loaned
(cost $36,680,475)		36,680,475

	Shares	Value

SHORT-TERM INVESTMENTS 1.4%
MUTUAL FUND SHARES 1.4%
Evergreen Institutional Money Market Fund, Class I, 5.25% q ø
(cost $2,540,900)	2,540,900	2,540,900

Total Investments (cost $203,404,816) 120.3%		224,522,915
Other Assets and Liabilities (20.3%)		(37,886,638)

Net Assets 100.0%		$186,636,277

*   Non-income producing security

(p) All or a portion of this security is on loan.

q   Rate shown is the 7-day annualized yield at period end.

^   Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 103 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.

ø   Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADS American Depository Shares

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

September 30, 2007

The following table shows the percent of total long-term investments by sector as of September 30, 2007:

Information Technology	30.3%
Consumer Discretionary	18.3%
Industrials	17.9%
Health Care	14.6%
Energy	7.6%
Financials	4.6%
Telecommunication Services	2.5%
Materials	2.2%
Consumer Staples	2.0%

100.0%

See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

Assets
Investments in securities, at value (cost $165,863,916) including $35,519,814 of securities
loaned	$186,982,015
Investments in affiliated money market fund, at value (cost $2,540,900)	2,540,900
Investments in repurchase agreements, at value (cost $35,000,000)	35,000,000

Total investments	224,522,915
Receivable for Fund shares sold	224,536
Dividends receivable	36,929
Receivable for securities lending income	9,590
Prepaid expenses and other assets	20,577

Total assets	224,814,547

Liabilities
Payable for securities purchased	1,272,399
Payable for Fund shares redeemed	191,147
Payable for securities on loan	36,680,475
Advisory fee payable	8,597
Due to other related parties	2,160
Accrued expenses and other liabilities	23,492

Total liabilities	38,178,270

Net assets	$186,636,277

Net assets represented by
Paid-in capital	$149,558,165
Overdistributed net investment loss	(689)
Accumulated net realized gains on investments	15,960,702
Net unrealized gains on investments	21,118,099

Total net assets	$186,636,277

Net assets consists of
Class A	$45,705,739
Class I	140,930,538

Total net assets	$186,636,277

Shares outstanding (unlimited number of shares authorized)
Class A	3,102,810
Class I	9,541,326

Net asset value per share
Class A	$14.73
Class A — Offering price (based on sales charge of 5.75%)	$15.63
Class I	$14.77

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment income
Dividends (net of foreign withholding taxes of $38)	$323,110
Income from affiliate	170,669
Securities lending	65,372
Interest	5,773

Total investment income	564,924

Expenses
Advisory fee	817,133
Distribution Plan expenses	54,107
Administrative services fee	116,032
Transfer agent fees	69,097
Trustees’ fees and expenses	2,773
Printing and postage expenses	24,192
Custodian and accounting fees	45,535
Registration and filing fees	43,049
Professional fees	26,991
Other	1,534

Total expenses	1,200,443
Less: Expense reductions	(3,116)
Fee waivers and expense reimbursements	(78,292)

Net expenses	1,119,035

Net investment loss	(554,111)

Net realized and unrealized gains or losses on investments
Net realized gains on:
Securities	16,633,075
Foreign currency related transactions	25

Net realized gains on investments	16,633,100
Net change in unrealized gains or losses on investments	8,932,635

Net realized and unrealized gains or losses on investments	25,565,735

Net increase in net assets resulting from operations	$25,011,624

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2007		2006 (a)

Operations
Net investment loss		$(554,111)		$(38,125)
Net realized gains or losses on
investments		16,633,100		(165,262)
Net change in unrealized gains or losses
on investments		8,932,635		1,308,092

Net increase in net assets resulting from
operations		25,011,624		1,104,705

Distributions to shareholders from
Net investment income — Class I		(42,978)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	102,928	1,449,393	294	3,094
Class I	10,284,332	132,986,140	1,984,594	21,782,597

		134,435,533		21,785,691

Net asset value of shares issued in
reinvestment of distributions
Class I	2,869	35,831	0	0

Payment for shares redeemed
Class A	(2,833,493)	(39,621,734)	0	0
Class I	(2,689,942)	(36,518,443)	(40,527)	(457,569)

		(76,140,177)		(457,569)

Net asset value of shares issued in
acquisition
Class A	5,833,081	80,903,617	0	0

Net increase in net assets resulting from
capital share transactions		139,234,804		21,328,122

Total increase in net assets		164,203,450		22,432,827
Net assets
Beginning of period		22,432,827		0

End of period	$ 186,636,277			$22,432,827

Undistributed (overdistributed) net
investment loss		$(689)		$(37)

(a) For the period from October 11, 2005 (commencement of operations), to September 30, 2006.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Small-Mid Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class A shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

17

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

18

NOTES TO FINANCIAL STATEMENTS continued

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, real estate investment trusts and wash sale loss deferrals acquired in a fund merger. During the year ended September 30, 2007, the following amounts were reclassified:

Paid-in capital	$(89,306)
Overdistributed net investment loss	596,437
Accumulated net realized gains on investments	(507,131)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as average daily net assets increase. For the year ended September 30, 2007, the advisory fee was equivalent to 0.70% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2007, EIMC contractually waived its advisory fee in the amount of $69,274 and voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $9,018.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

19

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2007, the Fund paid brokerage commissions of $14,758 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS also serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class A shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares.

For the year ended September 30, 2007, EIS received $417 from the sale of Class A shares.

5. ACQUISITION

Effective at the close of business on May 18, 2007, the Fund acquired the net assets of Atlas Emerging Growth Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Emerging Growth Fund at an exchange ratio of 1.28 for Class A shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $10,877,372. The aggregate net assets of the Fund and Atlas Emerging Growth Fund immediately prior to the acquisition were $115,705,154 and $80,903,617, respectively. The aggregate net assets of the Fund immediately after the acquisition were $196,608,771.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $277,384,697 and $221,640,596, respectively, for the year ended September 30, 2007.

During the year ended September 30, 2007, the Fund loaned securities to certain brokers. At September 30, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $35,519,814 and $36,680,475, respectively.

On September 30, 2007, the aggregate cost of securities for federal income tax purposes was $203,821,119. The gross unrealized appreciation and depreciation on securities based on tax cost was $24,719,643 and $4,017,847, respectively, with a net unrealized appreciation of $20,701,796.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund

20

NOTES TO FINANCIAL STATEMENTS continued

to borrow from, or lend money to, other participating funds. During the year ended September 30, 2007, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed		Temporary
Ordinary	Long-term	Unrealized	Book/Tax
Income	Capital Gain	Appreciation	Differences

$9,478,316	$6,898,689	$20,701,796	$(689)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid for the year ended September 30, 2007 was $42,978 of ordinary income. No distributions were paid for the year ended September 30, 2006.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended September 30, 2007, the Fund had no borrowings.

21

NOTES TO FINANCIAL STATEMENTS continued

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption on FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review

22

NOTES TO FINANCIAL STATEMENTS continued

and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

14. SUBSEQUENT DISTRIBUTIONS

On November 15, 2007, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on November 14, 2007. The per share amounts payable on November 16, 2007 were as follows:

	Short-term	Long-term
	Capital Gains	Capital Gains

Class A	$ 0.8447	$ 0.5783
Class I	0.8447	0.5783

These distributions are not reflected in the accompanying financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Small-Mid Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2007 and the related statement of operations for the year then ended and statements of changes in net assets and the financial highlights for the year then ended and the period from October 11, 2005 (commencement of operations), to September 30, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Small-Mid Growth Fund as of September 30, 2007, the results of its operations, changes in its net assets and financial highlights for the year ended September 30, 2007 and the period from October 11, 2005 to September 30, 2006, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2007

24

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 3.30% of ordinary income dividends paid during the fiscal year ended September 30, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2007, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $9,521,294 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

25

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Small-Mid Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams,

26

ADDITIONAL INFORMATION (unaudited) continued

and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer

27

ADDITIONAL INFORMATION (unaudited) continued

mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the Evergreen funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were

28

ADDITIONAL INFORMATION (unaudited) continued

appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Russell 2500 Growth Index, and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund’s management fee was lower than the management fees paid by a majority of the funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to

29

ADDITIONAL INFORMATION (unaudited) continued

review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

30

This page left intentionally blank

31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $285 billion in assets as of September 30, 2007, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858

Evergreen Investor Services 800.343.2898

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

576003 rv1 11/2007

Evergreen Investments™

MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

576003 rv1   11/2007

Evergreen Growth Fund

Evergreen

GROWTH FUND

Annual Report
as of September 30, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2007

Dennis H. Ferro

President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Growth Fund for the twelve-month period ended September 30, 2007.

The U.S. stock market produced solid returns during an eventful twelve-month period. It was a period that began and that ended amid worries about a weakening housing market, rising oil prices and the possibility of economic downturn. Moreover, the general upward surge in stock prices was interrupted twice within the period by dramatic stock sell-offs. However, through it all, dynamic global growth trends and strong corporate earnings combined to drive equity prices higher. The fiscal year also witnessed changes in leadership in the domestic equity market. Reversing multi-year trends, growth stocks started to outperform value stocks, while large cap stocks gained a performance edge over small and mid cap equities. Outside the U.S., stocks did even better than in domestic markets, with emerging market equities delivering particularly strong results, propelled by strong global growth trends.

The domestic fixed income markets also saw changes in sentiment. While high yield and other credit-sensitive securities tended to outperform for the full period, Treasuries and other high-grade securities gained a distinct advantage in the final weeks of the period.

Despite the weakness in the housing market, related problems in the subprime mortgage industry and some apparent slowing of job growth in the closing weeks of the fiscal year, the economy continued to

1

LETTER TO SHAREHOLDERS continued

grow throughout the twelve-month period. Rising corporate capital investments, resilient strength in consumer purchasing, increasing government spending and brisk export activity combined to propel the economy ahead. Gross Domestic Product grew at an annual rate of 3.8% in the second quarter of 2007 and then accelerated slightly to a rate of 3.9% in the third quarter, as reported by the U.S. Bureau of Economic Analysis. Nevertheless, the capital markets, roiled by the subprime and housing industry concerns, appeared increasingly volatile, leading the U.S. Federal Reserve Board (the “Fed”) to adjust its policy late in the period and to inject additional liquidity into the financial system. The nation’s central bank cut the discount rate in August, and then followed up by reducing the influential fed funds rate from 5.25% to 4.75% in September while also cutting the discount rate again. A month later, after the fiscal period ended, the Fed cut the key fed funds rate once again, this time by 25 basis points, to 4.5% .

During the fiscal year, the management teams of Evergreen’s growth-oriented equity funds sought out opportunities for capital appreciation consistent with each fund’s investment discipline. The portfolio manager for Evergreen Large Company Growth Fund and Evergreen Omega Fund, for example, employed a bottom-up, fundamental analysis in selecting growth stocks. The manager supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund continued to strike a balance between investments in companies with more consistent earnings growth and companies whose profits were more closely linked to the business cycle. The team supervising Evergreen Growth Fund, meanwhile, focused on finding small cap companies with above-average

2

LETTER TO SHAREHOLDERS continued

earnings prospects and reasonable stock valuations. The portfolio manager of Evergreen Enhanced S&P 500® Fund, in turn, employed a largely quantitative discipline in choosing a portfolio of predominately large cap stocks from both the value and growth stock universes.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE

as of September 30, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Managers:

• Jeffrey S. Drummond, CFA

• Linda Z. Freeman, CFA

• Paul Carder, CFA

• Jeffrey Harrison, CFA

• Edward Rick, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/15/1985

	Class A	Class B	Class C	Class I
Class inception date	6/5/1995	10/18/1999	4/15/1985	11/19/1997

Nasdaq symbol	EGWAX	EGRBX	EGRTX	EGRYX

Average annual return*

1-year with sales charge	14.91%	16.08%	20.11%	N/A

1-year w/o sales charge	21.93%	21.08%	21.11%	22.23%

5-year	16.05%	16.36%	16.60%	17.76%

10-year	5.84%	5.71%	5.70%	6.98%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B and I prior to their inception is based on the performance of Class C, the original class offered. The historical returns for Class I reflect the 1.00% 12b-1 fee applicable to Class C. Class I does not pay a 12b-1 fee. If this fee had not been reflected, returns for Class I would have been higher. The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower.

Comparison of a $10,000 investment in the Evergreen Growth Fund Class A shares versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 21.93% for the twelve-month period ended September 30, 2007, excluding any applicable sales charges. During the same period, the Russell 2000 Growth returned 18.94% .

The fund’s objective is to seek long-term capital growth.

Investment Process

Early in the fiscal year, we made the decision to eliminate a number of stocks with what we believed were uncertain outlooks and to reinvest the cash in companies with what we believed were attractive growth catalysts. We expected strong outperformance for growth-style investing during the period since the market generally rewards companies that are able to maintain growth through a decelerating economic/corporate profit environment. In addition, growth had underperformed value for a number of years, leaving traditional growth sectors, such as Information Technology and Health Care, relatively cheap compared to traditional value sectors such as Materials and other cyclical industries. We positioned the fund for such an environment, while maintaining our discipline and commitment to seek high-growth companies with attractive revenue and earnings growth catalysts at valuations that we felt did not fully reflect future prospects. We believe that this strategy has paid off, as growth companies substantially outperformed their value counterparts during the past twelve months.

At the end of the year, we remained overweight in Information Technology, Telecommunication Services and Health Care. In Information Technology, we had large positions in the internet software and services and semiconductor groups.

In internet software and services, we believe that the strong secular trends for companies like Savvis, Equinix and Switch & Data would continue, as they benefit from co-location and increased video usage over the Internet. We also continued to have a large weighting in software-as-a-service companies such as Blackboard, Concur Technologies, Ultimate Software, LivePerson and Vocus, which provide Web-based, subscription-driven software solutions. Many of our positions have grown substantially due to price appreciation. We have reduced our positions slightly but remain enthusiastic about each company’s growth prospects.

Contributors to Performance

For the fiscal year ended September 30, 2007, Information Technology, Telecommunication Services, Health Care and Financials sectors were the major performance drivers for the fund. Stock selection and a meaningful overweight position in the software group drove the performance of our Information Technology sector. Subscription-driven software-as-a-service companies such as Concur Technologies, Blackboard, and Vocus produced strong returns, as these companies consistently exceeded earnings expectations, and the market rewarded their earnings visibility in an uncertain economic environment. Performance was also aided by a number of acquisitions of companies held in the fund. For instance, aQuantive, a leading digital marketing company, was acquired by Microsoft. In addition, Digital Insight was acquired by Intuit and Altiris was bought by Symantec. Hewlett Packard purchased Opsware, and Philips acquired Color Kinetics. All of these deals were consummated at healthy premiums.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2007, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY continued

Another strong performer, Equinix, benefited from robust demand for co-location and increased video usage over the Internet. Within the hardware and equipment space, winners included Stratasys, a maker of three-dimensional printers, as robust product demand led to revenues and earnings that exceeded expectations. F5 Networks, a leader in next-generation technology for networks, was another successful holding that was sold due to its high valuation.

We maintained a substantial overweight position in Telecommunication Services throughout the fiscal year due to industry consolidation and underlying demand from increased Internet traffic. This overweight position, coupled with superior stock selection, led to meaningful outperformance, with leading contributors including Cogent Communications, Leap Wireless and PAETEC.

The two strongest performers in Health Care were Meridian Bioscience and Ventana Medical Systems. Meridian, a diagnostic test kit company, consistently beat analysts’ expectations, and Ventana, whose slide staining systems are used in pathology and drug discovery labs, soared on a takeover bid from Roche. The stock was sold. Other standout performers included Illumina, a leading genetic analysis player and NuVasive, which has continued to gain market share with its systems for minimally invasive spinal fusion.

The Financials sector was another positive contributor due to a substantial underweight position and stock selection, particularly in the diversified financials area. Companies that contributed to performance included Investors Financial Services, which was acquired by State Street, and GFI Group, a leading inter-dealer broker that benefited from the robust trading environment in its markets. In the Energy sector, where the fund was underweight, stellar returns from companies like Oceaneering International and Core Laboratories drove performance.

Performance Detractors

The fund’s position in the Consumer Discretionary sector was the major performance detractor as a result of stock selection. The biggest disappointment came from women’s apparel retailer, Coldwater Creek, which reported their second fiscal quarter earnings that were below expectations. The position has been sold. There were also earnings problems with specialty apparel retailers Citi Trends and DSW, and in keeping with our disciplines, the fund’s positions in these stocks have been trimmed. We also cut our position in McCormick & Schmick’s. The restaurant chain signaled earnings problems due to weak consumer traffic in its seafood restaurants during the summer months. At the end of the period, we remained concerned about consumer spending trends, given the uncertain economic environment.

The Materials group was another performance detractor due to the fund’s relative underweight position, as we tend to avoid commodity-oriented companies, which are highly cyclical, preferring those with historically more stable business models and consistent earnings growth. While our returns suffered from underexposure to an area of the market that captivated other managers due to the commodity boom that has been underway for some time, we chose to maintain our sideline stance, focusing on growth companies at attractive valuations.

Outlook

Our largest overweight is in the Information Technology sector, and we expect that to continue. Our belief in the strength of Telecommunication Services remains strong due to ongoing consolidation in the industry creating opportunity, in our opinion, for smaller providers in position to compete for secondary, or even primary, source opportunities. The pricing environment appears to be benign. While many of the stocks have had large price moves and, in some cases, we have taken profits and reduced position sizes to their original levels, we think significant operating leverage remains, and we expect to maintain a substantial overweight in this sector.

We continue to believe in the strong secular growth opportunities in the Internet advertising space and added Digital River to the portfolio at

6

PORTFOLIO MANAGER COMMENTARY continued

the end of the fiscal year, as we expect a strong reacceleration in revenue growth over the next few quarters. In semiconductors, we think the multiquarter inventory correction ended midyear, and we were in the midst of a re-accumulation phase at year end. We would not be surprised to see some price weakness in the months following strong seasonal earnings reports that may occur in the October/November 2008 time. With that in mind, we ended the year with an emphasis on product cycle and unit growth-driven names such as ATMI, NetLogic, Tessera, Formfactor and Power Integrations.

We continue with our overweight position in health care equipment and services, while remaining underweight in pharmaceuticals and biotechnology. In health care services, we continue to emphasize companies with consistent growth prospects and, to the extent possible, limited reimbursement risk. Within pharmaceuticals and biotechnology, our emphasis is on life sciences companies, more of a razor/razorblade model, and the contract research organizations. Historically, these companies, unlike biotechs and pharma, actually benefit from a difficult FDA approval environment, which drives more research outsourcing and clinical trials. Given their risk, we have moved away from the binary outcome event situations such as biotechnology.

We continue to remain underweight in Consumer Discretionary, Energy, Financials and Materials.

In Consumer Discretionary, we are concerned about the many headwinds facing the consumer, ranging from high gas prices to the dramatic slowdown in housing. While we continue to look for companies that can weather the current environment and produce strong earnings growth, they have become increasingly difficult to find. Recent earnings reports and pre-announcements suggest the consumer is showing some signs of strain.

Within the Energy sector, we think the current price of oil is being more heavily influenced by the unstable situation in the Middle East than by supply and demand. We are cautious in the near-term on North American natural gas, given high inventory levels and relatively robust production. We would look to get more constructive in Energy should there be a significant pullback in share prices.

Our underweight position in Financials is based on the outlook for continued weak operating results coupled with uncertainty regarding the weakening economy and the unwinding of the housing bubble. While the widely-held belief is that lower interest rates are always positive for financial stocks and particularly banks, we believe the impact of credit losses will trump the benefit of better net interest margins for banks, and think downward earnings revisions are much more likely than upward revisions, creating major headwinds for financial stock performance.

We remain confident in our investment philosophy and process and will continue to position the fund in rapidly growing small cap companies at valuations that do not fully reflect their growth prospects.

This commentary reflects the views and opinions of the Fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

You should carefully consider the Fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	4/1/2007	9/30/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,096.13	$ 6.52
Class B	$ 1,000.00	$ 1,092.57	$ 10.33
Class C	$ 1,000.00	$ 1,092.69	$ 10.33
Class I	$ 1,000.00	$ 1,098.07	$ 5.05
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.85	$ 6.28
Class B	$ 1,000.00	$ 1,015.19	$ 9.95
Class C	$ 1,000.00	$ 1,015.19	$ 9.95
Class I	$ 1,000.00	$ 1,020.26	$ 4.86

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.24% for Class A, 1.97% for Class B, 1.97% for Class C and 0.96% for Class I), multiplied by the average account value over the period, multiplied by 183 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended September 30,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.35	$ 19.03	$ 15.41	$ 14.08	$ 10.66

Income from investment operations
Net investment income (loss)	(0.12)[1]	(0.16)[1]	(0.17)[1]	(0.16)[1]	(0.13)[1]
Net realized and unrealized gains or losses on investments	3.63	0.55	3.79	1.49	3.55

Total from investment operations	3.51	0.39	3.62	1.33	3.42

Distributions to shareholders from
Net realized gains	(2.16)	(2.07)	0	0	0

Net asset value, end of period	$ 18.70	$ 17.35	$ 19.03	$ 15.41	$ 14.08

Total return[2]	21.93%	2.55%	23.49%	9.45%	32.08%

Ratios and supplemental data
Net assets, end of period (thousands)	$90,563	$91,606	$94,947	$82,353	$66,586
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%	1.26%	1.25%	1.27%	1.36%
Expenses excluding waivers/reimbursements and expense reductions	1.26%	1.26%	1.25%	1.27%	1.36%
Net investment income (loss)	(0.68%)	(0.88%)	(0.96%)	(1.03%)	(1.05%)
Portfolio turnover rate	98%	91%	80%	87%	120%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended September 30,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 15.37	$ 17.21	$ 14.04	$ 12.91	$ 9.86

Income from investment operations
Net investment income (loss)	(0.21)[1]	(0.25)[1]	(0.26)[1]	(0.25)[1]	(0.20)[1]
Net realized and unrealized gains or losses on investments	3.17	0.48	3.43	1.38	3.25

Total from investment operations	2.96	0.23	3.17	1.13	3.05

Distributions to shareholders from
Net realized gains	(2.16)	(2.07)	0	0	0

Net asset value, end of period	$ 16.17	$ 15.37	$ 17.21	$ 14.04	$ 12.91

Total return[2]	21.08%	1.82%	22.58%	8.75%	30.93%

Ratios and supplemental data
Net assets, end of period (thousands)	$18,518	$18,940	$21,955	$20,926	$19,127
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.96%	1.96%	1.95%	1.98%	2.08%
Expenses excluding waivers/reimbursements and expense reductions	1.96%	1.96%	1.95%	1.98%	2.08%
Net investment income (loss)	(1.39%)	(1.59%)	(1.67%)	(1.73%)	(1.77%)
Portfolio turnover rate	98%	91%	80%	87%	120%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 15.35	$ 17.19	$ 14.02	$ 12.90	$ 9.84

Income from investment operations
Net investment income (loss)	(0.21)[1]	(0.25)[1]	(0.26)[1]	(0.25)[1]	(0.20)[1]
Net realized and unrealized gains or losses on investments	3.17	0.48	3.43	1.37	3.26

Total from investment operations	2.96	0.23	3.17	1.12	3.06

Distributions to shareholders from
Net realized gains	(2.16)	(2.07)	0	0	0

Net asset value, end of period	$ 16.15	$ 15.35	$ 17.19	$ 14.02	$ 12.90

Total return[2]	21.11%	1.82%	22.61%	8.68%	31.10%

Ratios and supplemental data
Net assets, end of period (thousands)	$167,832	$168,681	$201,363	$202,086	$220,442
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.96%	1.96%	1.95%	1.97%	2.09%
Expenses excluding waivers/reimbursements and expense reductions	1.96%	1.96%	1.95%	1.97%	2.09%
Net investment income (loss)	(1.39%)	(1.59%)	(1.67%)	(1.73%)	(1.77%)
Portfolio turnover rate	98%	91%	80%	87%	120%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Year Ended September 30,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.86	$ 19.47	$15.72	$ 14.32	$ 10.82

Income from investment operations

Net investment income (loss)	(0.07)[1]	(0.11)[1]	(0.12)[1]	(0.12)[1]	(0.10)[1]
Net realized and unrealized gains or losses on investments	3.74	0.57	3.87	1.52	3.60

Total from investment operations	3.67	0.46	3.75	1.40	3.50

Distributions to shareholders from
Net realized gains	(2.16)	(2.07)	0	0	0

Net asset value, end of period	$ 19.37	$ 17.86	$19.47	$ 15.72	$ 14.32

Total return	22.23%	2.89%	23.85%	9.78%	32.35%

Ratios and supplemental data
Net assets, end of period (thousands)	$621,896	$692,450	$705,901	$623,418	$497,489
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.96%	0.96%	0.95%	0.98%	1.07%
Expenses excluding waivers/reimbursements and expense reductions	0.96%	0.96%	0.95%	0.98%	1.07%
Net investment income (loss)	(0.39%)	(0.59%)	(0.67%)	(0.73%)	(0.77%)
Portfolio turnover rate	98%	91%	80%	87%	120%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

September 30, 2007

	Shares	Value

COMMON STOCKS 96.0%
CONSUMER DISCRETIONARY 11.8%
Hotels, Restaurants & Leisure 5.1%
California Pizza Kitchen, Inc. *	241,050	$4,235,249
Chipotle Mexican Grill, Inc., Class A * (p)	48,800	5,764,744
Gaylord Entertainment Co. *	148,636	7,910,408
Great Wolf Resorts, Inc. * (p)	385,600	4,766,016
Life Time Fitness, Inc. * (p)	127,609	7,827,536
McCormick & Schmick’s Seafood Restaurants, Inc. *	227,600	4,285,708
Pinnacle Entertainment, Inc. *	235,600	6,415,388
Texas Roadhouse, Inc., Class A * (p)	405,400	4,743,180

		45,948,229

Leisure Equipment & Products 1.2%
Callaway Golf Co. (p)	398,100	6,373,581
Smith & Wesson Holding Corp. *	229,300	4,377,337

		10,750,918

Media 1.9%
Arbitron, Inc.	172,300	7,812,082
National CineMedia, Inc.	423,400	9,484,160

		17,296,242

Specialty Retail 2.2%
Citi Trends, Inc. * (p)	168,821	3,673,545
Conn’s, Inc. * (p)	271,069	6,475,838
DSW, Inc., Class A * (p)	195,000	4,908,150
Monro Muffler Brake, Inc.	125,955	4,256,020

		19,313,553

Textiles, Apparel & Luxury Goods 1.4%
Iconix Brand Group, Inc. * (p)	304,700	7,248,813
Volcom, Inc. * (p)	130,000	5,527,600

		12,776,413

CONSUMER STAPLES 2.4%
Food & Staples Retailing 0.8%
Longs Drug Stores Corp.	142,200	7,063,074

Food Products 0.9%
Hain Celestial Group, Inc. *	255,900	8,222,067

Personal Products 0.7%
Bare Escentuals, Inc. * (p)	251,900	6,264,753

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
ENERGY 4.7%
Energy Equipment & Services 3.2%
Core Laboratories NV *	65,000	$8,280,350
Dril-Quip, Inc. *	37,900	1,870,365
Oceaneering International, Inc. *	149,200	11,309,360
Superior Energy Services, Inc. *	100,350	3,556,404
Tetra Technologies, Inc. * (p)	174,400	3,686,816

		28,703,295

Oil, Gas & Consumable Fuels 1.5%
PetroQuest Energy, Inc. *	405,200	4,347,796
World Fuel Services Corp.	224,800	9,174,088

		13,521,884

FINANCIALS 4.2%
Capital Markets 2.2%
GFI Group, Inc. * (p)	85,500	7,363,260
Greenhill & Co. (p)	76,800	4,688,640
KBW, Inc. *	127,700	3,675,206
Stifel Financial Corp. * (p)	66,800	3,863,712

		19,590,818

Commercial Banks 0.7%
Signature Bank *	165,300	5,823,519

Consumer Finance 1.3%
Dollar Financial Corp. *	300,600	8,576,118
World Acceptance Corp. *	106,100	3,509,788

		12,085,906

HEALTH CARE 22.5%
Biotechnology 4.5%
Alkermes, Inc. *	355,000	6,532,000
BioMarin Pharmaceutical, Inc. * (p)	369,700	9,205,530
Medarex, Inc. * (p)	272,200	3,854,352
Myriad Genetics, Inc. * (p)	130,000	6,779,500
Onyx Pharmaceuticals, Inc. * (p)	174,700	7,602,944
United Therapeutics Corp. * (p)	104,000	6,920,160

		40,894,486

Health Care Equipment & Supplies 6.8%
ArthroCare Corp. *	145,218	8,116,234
Hologic, Inc. * (p)	170,600	10,406,600
Immucor, Inc. *	247,071	8,832,788
Inverness Medical Innovations, Inc. *	138,900	7,683,948
Meridian Bioscience, Inc.	255,550	7,748,276
NuVasive, Inc. *	272,200	9,780,146
Zoll Medical Corp. *	317,300	8,224,416

		60,792,408

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 5.0%
Healthways, Inc. * (p)	141,500	$7,636,755
Inventiv Health, Inc. *	105,520	4,623,886
Pediatrix Medical Group, Inc. *	133,800	8,753,196
Psychiatric Solutions, Inc. *	240,998	9,466,402
Sun Healthcare Group, Inc. *	406,300	6,789,273
VCA Antech, Inc. *	174,727	7,294,852

		44,564,364

Health Care Technology 2.2%
Allscripts Heathcare Solutions, Inc. * (p)	235,626	6,368,971
Eclipsys Corp. *	333,100	7,767,892
TriZetto Group, Inc. *	333,100	5,832,581

		19,969,444

Life Sciences Tools & Services 3.0%
Icon plc *	148,600	7,583,058
Illumina, Inc. * (p)	243,800	12,648,344
PAREXEL International Corp. *	166,600	6,875,582

		27,106,984

Pharmaceuticals 1.0%
Adams Respiratory Therapeutics, Inc. * (p)	105,600	4,069,824
MGI Pharma, Inc. *	169,300	4,703,154

		8,772,978

INDUSTRIALS 16.0%
Aerospace & Defense 4.3%
AAR Corp. *	307,500	9,329,550
ARGON ST, Inc. * (p)	360,374	7,135,405
BE Aerospace, Inc. * (p)	316,900	13,160,857
Hexcel Corp. * (p)	418,500	9,504,135

		39,129,947

Air Freight & Logistics 1.4%
Forward Air Corp. (p)	128,105	3,814,967
UTi Worldwide, Inc.	402,200	9,242,556

		13,057,523

Airlines 1.3%
AirTran Holdings, Inc. * (p)	824,700	8,115,048
US Airways Group, Inc. * (p)	121,900	3,199,875

		11,314,923

Commercial Services & Supplies 2.1%
Advisory Board Co. *	104,000	6,080,880
Interface, Inc., Class A	308,800	5,573,840
Steiner Leisure, Ltd. *	162,474	7,051,372

		18,706,092

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Construction & Engineering 1.5%
Quanta Services, Inc. * (p)	503,800	$13,325,510

Electrical Equipment 1.5%
General Cable Corp. * (p)	101,600	6,819,392
Polypore International, Inc. *	479,351	6,739,675

		13,559,067

Machinery 3.3%
Albany International Corp., Class A (p)	192,100	7,201,829
IDEX Corp.	239,650	8,720,863
Manitowoc Co.	201,500	8,922,420
RBC Bearings, Inc. *	137,700	5,280,795

		30,125,907

Trading Companies & Distributors 0.6%
Interline Brands, Inc. *	223,009	5,126,977

INFORMATION TECHNOLOGY 28.4%
Communications Equipment 0.9%
Foundry Networks, Inc. *	479,800	8,526,046

Computers & Peripherals 0.7%
Stratasys, Inc. * (p)	215,356	5,935,211

Electronic Equipment & Instruments 1.5%
Benchmark Electronics, Inc. *	259,962	6,205,293
Mellanox Technologies, Ltd. *	388,100	7,579,593

		13,784,886

Internet Software & Services 9.6%
Bankrate, Inc. * (p)	190,900	8,804,308
Digital River, Inc. *	203,400	9,102,150
Equinix, Inc. * (p)	134,154	11,898,118
Knot, Inc. * (p)	211,300	4,492,238
LivePerson, Inc. *	868,128	5,347,669
NIC, Inc.	1,109,115	7,697,258
SAVVIS, Inc. *	327,000	12,681,060
SupportSoft, Inc. *	423,800	2,474,992
Switch & Data Facilities Co., Inc. *	507,200	8,262,288
ValueClick, Inc. * (p)	343,500	7,715,010
Vocus, Inc. *	268,100	7,839,244

		86,314,335

IT Services 0.8%
Heartland Payment Systems, Inc. (p)	262,400	6,743,680

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 8.4%
ANADIGICS, Inc. * (p)	354,500	$6,409,360
ATMI, Inc. *	516,194	15,356,771
FormFactor, Inc. *	208,100	9,233,397
Mattson Technology, Inc. *	349,700	3,024,905
NetLogic Microsystems, Inc. * (p)	316,200	11,417,982
PDF Solutions, Inc. *	394,103	3,893,738
Power Integrations, Inc. *	454,800	13,512,108
Semtech Corp. *	158,800	3,252,224
Tessera Technologies, Inc. *	262,500	9,843,750

		75,944,235

Software 6.5%
Blackboard, Inc. * (p)	219,375	10,056,150
Bladelogic, Inc. *	24,060	616,898
Bottomline Technologies, Inc. *	657,900	8,243,487
Concur Technologies, Inc. * (p)	319,926	10,084,068
Micros Systems, Inc. *	154,402	10,046,938
Quality Systems, Inc. (p)	142,174	5,207,834
Smith Micro Software, Inc. * (p)	365,600	5,871,536
Ultimate Software Group, Inc. * (p)	235,610	8,222,789

		58,349,700

MATERIALS 1.0%
Chemicals 1.0%
Cytec Industries, Inc.	130,000	8,890,700

TELECOMMUNICATION SERVICES 5.0%
Diversified Telecommunication Services 3.7%
Cogent Communications Group, Inc. * (p)	450,700	10,519,338
Paetec Holding Corp. * (p)	752,367	9,382,016
Time Warner Telecom, Inc. * (p)	585,109	12,854,845

		32,756,199

Wireless Telecommunication Services 1.3%
Leap Wireless International, Inc. *	56,400	4,589,268
SBA Communcations Corp. * (p)	205,700	7,257,096

		11,846,364

Total Common Stocks (cost $691,784,957)		862,898,637

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 30.0%
COMMERCIAL PAPER 1.0%
Erste Finance, LLC, FRN, 5.28%, 01/01/2008	$5,000,000	5,000,000
Morgan Stanley, 5.31%, 10/29/2007	4,000,000	4,000,000

		9,000,000

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED continued
CORPORATE BONDS 13.3%
Capital Markets 3.3%
Bear Stearns Cos., FRN, 5.39%, 01/10/2008	$ 10,004,880	$9,983,062
Citigroup Global Markets, Inc., FRN, 5.37%, 10/01/2007	10,000,000	10,000,000
Morgan Stanley, FRN, 5.43%, 01/11/2008	10,010,890	10,002,462

		29,985,524

Commercial Banks 1.7%
American Express Bank, FRN, 5.23%, 11/21/2007	5,004,395	4,998,711
BNP Paribas SA, FRN, 4.85%, 02/22/2008	10,003,000	9,995,782

		14,994,493

Consumer Finance 4.4%
Carrera Capital Finance, LLC, FRN, 5.11%, 05/27/2008	4,999,500	5,000,221
Cortland Capital, Ltd., FRN, 5.30%, 04/10/2008	9,999,077	10,000,962
Cullinan Finance Corp., FRN, 4.82%, 01/11/2008	9,998,055	9,999,632
Harrier Finance Funding, LLC, FRN, 5.35%, 01/28/2008	5,000,960	4,995,256
Toyota Motor Credit Corp., FRN, 4.97%, 05/08/2008	10,000,000	9,986,312

		39,982,383

Diversified Financial Services 3.9%
Bank of America Corp., FRN, 5.30%, 06/13/2008	10,000,000	10,001,392
Premier Asset Collateralized Entity, LLC, FRN, 5.73%, 05/15/2008	9,999,000	10,001,742
Sigma Finance, Inc., FRN, 4.84%, 06/16/2008	5,000,175	4,994,156
White Pine Finance, LLC, FRN, 5.71%, 03/17/2008	9,996,524	9,994,702

		34,991,992

	Shares	Value

MUTUAL FUND SHARES 0.1%
AIM Short-Term Investment Trust Government and Agency Portfolio, Class I,
4.83% q	927,124	927,124

	Principal
	Amount	Value

REPURCHASE AGREEMENTS ^ 15.6%
ABN AMRO, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007, maturity
value $19,008,439	$ 19,000,000	19,000,000
Banc of America Securities, LLC , 5.32%, dated 09/28/2007, maturing
10/01/2007, maturity value $11,004,877	11,000,000	11,000,000
BNP Paribas SA, 5.33%, dated 09/28/2007, maturing 10/01/2007, maturity value
$25,011,104	25,000,000	25,000,000
Cantor Fitzgerald & Co. 5.45%, dated 09/28/2007, maturing 10/01/2007,
maturity value $15,006,812	15,000,000	15,000,000
Credit Suisse First Boston Corp., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $16,007,107	16,000,000	16,000,000

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED	continued
REPURCHASE AGREEMENTS ^ continued
Deutsche Bank AG, 5.33%, dated 09/28/2007, maturing 10/01/2007, maturity
value $3,001,332	$ 3,000,000	$3,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 5.33%, dated 09/28/2007,
maturing 10/01/2007, maturity value $20,008,883	20,000,000	20,000,000
Greenwich Capital Markets, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $2,000,888	2,000,000	2,000,000
Lehman Brothers, Inc., 5.32%, dated 09/28/2007, maturing 10/01/2007,
maturity value $16,007,093	16,000,000	16,000,000
Merrill Lynch & Co., Inc., 5.32%, dated 09/28/2007, maturing 10/01/2007,
maturity value $10,004,433	10,000,000	10,000,000
Nomura Securities International, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $3,001,332	3,000,000	3,000,000

		140,000,000

Total Investments of Cash Collateral from Securities Loaned
(cost $269,881,516)		269,881,516

	Shares	Value

SHORT-TERM INVESTMENTS 3.6%
MUTUAL FUND SHARES 3.6%
Evergreen Institutional Money Market Fund, Class I, 5.25% q ø
(cost $31,942,182)	31,942,182	31,942,182

Total Investments (cost $993,608,655) 129.6%		1,164,722,335
Other Assets and Liabilities (29.6%)		(265,912,993)

Net Assets 100.0%		$898,809,342

* Non-income producing security

(p) All or a portion of this security is on loan.

q Rate shown is the 7-day annualized yield at period end.

^ Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 136 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.

ø Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

FRN Floating Rate Note

The following table shows the percent of total long-term investments by sector as of September 30, 2007:

Information Technology	29.7%
Health Care	23.4%
Industrials	16.7%
Consumer Discretionary	12.3%
Telecommunication Services	5.2%
Energy	4.9%
Financials	4.3%
Consumer Staples	2.5%
Materials	1.0%

100.0%

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

Assets
Investments in securities, at value (cost $821,666,473) including $258,112,675 of securities
loaned	$992,780,153
Investments in affiliated money market fund, at value (cost $31,942,182)	31,942,182
Investments in repurchase agreements, at value (cost $140,000,000)	140,000,000

Total investments	1,164,722,335
Receivable for securities sold	23,031,625
Receivable for Fund shares sold	1,429,640
Dividends receivable	181,310
Receivable for securities lending income	148,936
Prepaid expenses and other assets	15,565

Total assets	1,189,529,411

Liabilities
Payable for securities purchased	16,953,664
Payable for Fund shares redeemed	3,723,249
Payable for securities on loan	269,881,516
Advisory fee payable	52,327
Distribution Plan expenses payable	24,536
Due to other related parties	8,398
Accrued expenses and other liabilities	76,379

Total liabilities	290,720,069

Net assets	$898,809,342

Net assets represented by
Paid-in capital	$620,664,050
Undistributed net investment loss	(25,633)
Accumulated net realized gains on investments	107,057,245
Net unrealized gains on investments	171,113,680

Total net assets	$898,809,342

Net assets consists of
Class A	$90,563,017
Class B	18,518,096
Class C	167,832,354
Class I	621,895,875

Total net assets	$898,809,342

Shares outstanding (unlimited number of shares authorized)
Class A	4,842,037
Class B	1,145,330
Class C	10,394,933
Class I	32,099,023

Net asset value per share
Class A	$18.70
Class A — Offering price (based on sales charge of 5.75%)	$19.84
Class B	$16.17
Class C	$16.15
Class I	$19.37

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment income
Dividends (net of foreign withholding taxes of $960)	$2,206,979
Securities lending	1,652,780
Income from affiliate	1,571,329

Total investment income	5,431,088

Expenses
Advisory fee	6,682,793
Distribution Plan expenses
Class A	276,058
Class B	190,668
Class C	1,694,455
Administrative services fee	953,020
Transfer agent fees	1,114,368
Trustees’ fees and expenses	20,834
Printing and postage expenses	64,602
Custodian and accounting fees	258,119
Registration and filing fees	54,820
Professional fees	45,011
Other	22,696

Total expenses	11,377,444
Less: Expense reductions	(22,195)
Expense reimbursements	(13,641)

Net expenses	11,341,608

Net investment loss	(5,910,520)

Net realized and unrealized gains or losses on investments
Net realized gains on investments	173,899,070
Net change in unrealized gains or losses on investments	24,758,002

Net realized and unrealized gains or losses on investments	198,657,072

Net increase in net assets resulting from operations	$192,746,552

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

		Year Ended September 30,

	2007		2006

Operations
Net investment loss		$(5,910,520)		$(8,370,975)
Net realized gains on investments		173,899,070		116,381,967
Net change in unrealized gains or
losses on investments		24,758,002		(83,357,526)

Net increase in net assets resulting
from operations		192,746,552		24,653,466

Distributions to shareholders from
Net realized gains
Class A		(11,088,327)		(10,244,703)
Class B		(2,597,247)		(2,606,383)
Class C		(23,072,094)		(23,726,496)
Class I		(80,566,303)		(74,916,114)

Total distributions to shareholders		(117,323,971)		(111,493,696)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	789,883	13,862,642	1,398,651	25,243,458
Class B	99,440	1,514,410	153,015	2,434,009
Class C	235,048	3,520,370	304,090	4,795,097
Class I	7,086,501	127,348,851	10,048,801	184,663,268

		146,246,273		217,135,832

Net asset value of shares issued in
reinvestment of distributions
Class A	635,950	10,416,868	579,675	9,605,208
Class B	166,339	2,370,332	157,751	2,329,985
Class C	1,482,948	21,102,351	1,476,592	21,779,740
Class I	2,703,517	45,743,514	2,359,485	40,134,836

		79,633,065		73,849,769

Automatic conversion of Class B
shares to Class A shares
Class A	40,491	711,386	38,421	692,450
Class B	(46,582)	(711,386)	(43,154)	(692,450)

		0		0

Payment for shares redeemed
Class A	(1,903,193)	(33,246,246)	(1,726,317)	(30,877,484)
Class B	(305,910)	(4,677,564)	(311,294)	(4,952,145)
Class C	(2,309,705)	(35,050,479)	(2,508,448)	(39,771,044)
Class I	(16,466,887)	(301,195,137)	(9,884,654)	(181,034,733)

		(374,169,426)		(256,635,406)

Net increase (decrease) in net assets
resulting from capital share
transactions		(148,290,088)		34,350,195

Total decrease in net assets		(72,867,507)		(52,490,035)
Net assets
Beginning of period		971,676,849		1,024,166,884

End of period		$898,809,342		$971,676,849

Undistributed net investment loss		$(25,633)		$(19,710)

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

23

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to dividends paid

24

NOTES TO FINANCIAL STATEMENTS continued

through share redemptions and net operating losses. During the year ended September 30, 2007, the following amounts were reclassified:

Paid-in capital	$ 19,848,108
Undistributed net investment loss	5,904,597
Accumulated net realized gains on investments	(25,752,705)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen VA Growth Fund, increase. For the year ended September 30, 2007, the advisory fee was equivalent to 0.70% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2007, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $13,641.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2007, the transfer agent fees were equivalent to an annual rate of 0.12% of the Fund’s average daily net assets.

25

NOTES TO FINANCIAL STATEMENTS continued

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2007, the Fund paid brokerage commissions of $46,522 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2007, EIS received $8,251 from the sale of Class A shares and $34,361 and $1,830 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $903,891,761 and $1,183,760,976, respectively, for the year ended September 30, 2007.

During the year ended September 30, 2007, the Fund loaned securities to certain brokers. At September 30, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $258,112,675 and $269,881,516, respectively.

On September 30, 2007, the aggregate cost of securities for federal income tax purposes was $995,220,519. The gross unrealized appreciation and depreciation on securities based on tax cost was $195,933,967 and $26,432,151, respectively, with a net unrealized appreciation of $169,501,816.

As of September 30, 2007, the Fund had $14,906,502 in capital loss carryovers for federal income tax purposes with $3,016,044 expiring in 2008, $111,919 expiring in 2009 and $11,778,539 expiring in 2010.

These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended September 30, 2007 in accordance with income tax regulations.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2007, the Fund did not participate in the interfund lending program.

26

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed			Temporary
Long-term	Unrealized	Capital Loss	Book/Tax
Capital Gain	Appreciation	Carryover	Differences

$123,575,611	$169,501,816	$14,906,502	($25,633)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended September 30,

	2007	2006

Ordinary Income	$3,519,719	$0
Long-term Capital Gain	113,804,252	111,493,696

Additionally, short-term capital gains are considered ordinary income for income tax purposes.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended September 30, 2007, the Fund had no borrowings.

27

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption on FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review

28

NOTES TO FINANCIAL STATEMENTS continued

and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

13. SUBSEQUENT DISTRIBUTION

On November 15, 2007, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on November 14, 2007. The per share amounts payable on November 16, 2007 were as follows:

	Short-term	Long-term
	Capital Gains	Capital Gains

Class A	$ 0.0421	$ 2.8162
Class B	0.0421	2.8162
Class C	0.0421	2.8162
Class I	0.0421	2.8162

These distributions are not reflected in the accompanying financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Growth Fund as of September 30, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2007

30

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $113,804,252 for the fiscal year ended September 30, 2007.

For corporate shareholders, 10.63% of ordinary income dividends paid during the fiscal year ended September 30, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2007, the Fund designates 53.66% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $20,480,827 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

31

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full

32

ADDITIONAL INFORMATION (unaudited) continued

Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They consid-

33

ADDITIONAL INFORMATION (unaudited) continued

ered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various finan-cial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the Evergreen funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

34

ADDITIONAL INFORMATION (unaudited) continued

Certain Fund-specific considerations. The Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2006, the Fund’s Class A shares had underperformed the Fund’s benchmark index, the Russell 2000 Growth Index, but that, for the ten-year period ended December 31, 2006, the Fund’s Class A shares had outperformed the Fund’s benchmark index. The Trustees also noted that the Fund’s Class A shares performance was in the third quintile for the one-, five-, and ten-year periods ended December 31, 2006, and in the second quintile for the three-year period ended December 31, 2006, of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the management fee paid by the Fund was lower than a majority of the funds against which the Trustees compared the Fund’s performance, and near the median of that group, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

563827 rv5  11/2007

Evergreen Enhanced S&P 500® Fund

Evergreen

ENHANCED S&P 500® FUND
FORMERLY, LARGE CAP EQUITY FUND

Annual Report
as of September 30, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
34	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
35	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Enhanced S&P 500® Fund for the twelve-month period ended September 30, 2007.

The U.S. stock market produced solid returns during an eventful twelve-month period. It was a period that began and that ended amid worries about a weakening housing market, rising oil prices and the possibility of economic downturn. Moreover, the general upward surge in stock prices was interrupted twice within the period by dramatic stock sell-offs. However, through it all, dynamic global growth trends and strong corporate earnings combined to drive equity prices higher. The fiscal year also witnessed changes in leadership in the domestic equity market. Reversing multi-year trends, growth stocks started to outperform value stocks, while large cap stocks gained a performance edge over small and mid cap equities. Outside the U.S., stocks did even better than in domestic markets, with emerging market equities delivering particularly strong results, propelled by strong global growth trends.

The domestic fixed income markets also saw changes in sentiment. While high yield and other credit-sensitive securities tended to outperform for the full period, Treasuries and other high-grade securities gained a distinct advantage in the final weeks of the period.

Despite the weakness in the housing market, related problems in the subprime mortgage industry and some apparent slowing of job growth in the closing weeks of the fiscal year, the economy continued to grow throughout the twelve-month period. Rising corporate capital investments, resilient strength in consumer purchasing, increasing government spending and brisk export activity combined to propel the economy ahead. Gross Domestic Product grew at an annual rate of 3.8% in the second quarter of 2007 and then accelerated slightly to a rate of 3.9% in the third quarter, as reported by the U.S. Bureau of Economic Analysis. Nevertheless,

LETTER TO SHAREHOLDERS continued

the capital markets, roiled by the subprime and housing industry concerns, appeared increasingly volatile, leading the U.S. Federal Reserve Board (the “Fed”) to adjust its policy late in the period and to inject additional liquidity into the financial system. The nation’s central bank cut the discount rate in August, and then followed up by reducing the influential fed funds rate from 5.25% to 4.75% in September while also cutting the discount rate again. A month later, after the fiscal period ended, the Fed cut the key fed funds rate once again, this time by 25 basis points, to 4.5% .

During the fiscal year, the management teams of Evergreen’s growth-oriented equity funds sought out opportunities for capital appreciation consistent with each fund’s investment discipline. The portfolio manager for Evergreen Large Company Growth Fund and Evergreen Omega Fund, for example, employed a bottom-up, fundamental analysis in selecting growth stocks. The manager supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund continued to strike a balance between investments in companies with more consistent earnings growth and companies whose profits were more closely linked to the business cycle. The team supervising Evergreen Growth Fund, meanwhile, focused on finding small cap companies with above-average earnings prospects and reasonable stock valuations. The portfolio manager of Evergreen Enhanced S&P 500® Fund, in turn, employed a largely quantitative discipline in choosing a portfolio of predominately large cap stocks from both the value and growth stock universes.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

LETTER TO SHAREHOLDERS continued

Notification of Investment Goal and Strategy Change:

Effective September 30, 2007, the section of the Fund’s prospectus entitled “INVESTMENT GOAL” was replaced with the following:

The Fund seeks total return greater than that of the S&P 500® Index*.

In addition, the section of the Fund’s prospectus entitled “INVESTMENT STRATEGY” was replaced with the following:

The Fund invests, under normal conditions, at least 80% of its assets in common stocks of companies included within the S&P 500® Index. Up to 20% of the Fund’s assets may be invested in equity securities of companies not included in the S&P 500® Index, including foreign stocks, and cash or cash equivalents. The Fund’s portfolio manager seeks to outperform the S&P 500® Index by employing a quantitative investment approach to identify companies with favorable investment characteristics in the areas of valuation, sentiment and quality. In the aggregate, this approach seeks to offer risk characteristics similar to the S&P 500® Index, while emphasizing those investment characteristics the portfolio manager considers most likely to lead to performance greater than that of the S&P 500® Index.

* “Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

FUND AT A GLANCE

as of September 30, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 2/28/1990

	Class A	Class B	Class C	Class I	Class IS
Class inception date	2/28/1990	11/7/1997	6/30/1999	2/21/1995	6/30/2000

Nasdaq symbol	EVSAX	EVSBX	EVSTX	EVSYX	EVSSX

Average annual return*

1-year with sales charge	10.48%	10.05%	14.10%	N/A	N/A

1-year w/o sales charge	15.98%	15.05%	15.10%	16.28%	15.92%

5-year	14.96%	14.99%	15.21%	16.40%	16.09%

10-year	4.46%	3.29%	4.33%	5.24%	4.98%

Maximum sales charge	4.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and IS prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Enhanced S&P 500® Fund Class A shares versus a similar investment in the S&P 500® Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 15.98% for the twelve-month period ended September 30, 2007, excluding any applicable sales charges. During the same period, the S&P 500 returned 16.44% .

The fund seeks total return greater than that of the S&P 500 Index.

Concerns about a slowing economy, worsening housing and mortgage markets, and tightening credit conditions led to considerable and sustained volatility in the equity markets during the period. Despite this volatility, the market produced returns above long-term averages, due to a number of supportive factors, including strong profit results from multi-national corporations, the Federal Reserve’s interest-rate cuts in September and evidence of moderating inflationary pressures.

In managing this diversified fund, we invested in a full spectrum of large cap stocks of both value and growth companies. We use a disciplined stock selection process based on proprietary research and analysis of company fundamentals and market information. This selection process is principally quantitative in nature, as we identify stocks that we believe to be attractive on the basis of valuations, quality and sentiment. We manage volatility and risk with both state-of-the-art tools and traditional fundamental research in an attempt to maintain a well-diversified portfolio of companies with characteristics that are similar to those of the S&P 500. This process is geared towards adding value relative to the benchmark through stock selection with no active view on individual sector performance.

The fund was particularly successful in adding value in the Industrials, Materials and Consumer Staples sectors, primarily through stock selection. One particularly noteworthy position in the Industrials sector was Cummins, Inc., which designs and manufactures diesel and natural gas engines and engine-related components worldwide. The stock of this Indiana-based corporation returned over 116% during the period after two consecutive quarters of beating consensus earnings and a 39% increase in the dividend. This position was the best relative performer in the portfolio. In Materials, a particularly successful selection was our position in Lyondell Chemical, a Houston-based company which manufactures and markets a variety of intermediate chemicals and derivatives. The company received a takeover offer from Basell Holding and returned more than 87% over the period.

Performance in the Health Care, Financials and Utilities sectors detracted from overall fund performance as a result of disappointments by some stock selections. In the Health Care sector, Amgen, a biotechnology company headquartered in California was a disappointing holding. The stock fell over 20%, due to slower operating growth, lowered Wall Street estimates and a decision by federal regulators to require additional labeling requirements on one of its products. We have trimmed the Amgen position, which was the worst relative performer in the fund, but retained an investment in the corporation, which still remains attractive to our strategy. A Financials company that also performed poorly over the period was CIT Group, a New York City-based commercial and consumer finance company that announced a loss for the second quarter of 2007 because of problems in its home-loan business. The summer was a difficult environment for most financials stocks with residential mortgage exposure. The position was eliminated from the portfolio.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

“Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investments. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2007, and subject to change.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	4/1/2007	9/30/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,067.71	$ 4.67
Class B	$ 1,000.00	$ 1,063.17	$ 8.53
Class C	$ 1,000.00	$ 1,063.55	$ 8.54
Class I	$ 1,000.00	$ 1,069.15	$ 3.37
Class IS	$ 1,000.00	$ 1,067.26	$ 4.66
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,020.56	$ 4.56
Class B	$ 1,000.00	$ 1,016.80	$ 8.34
Class C	$ 1,000.00	$ 1,016.80	$ 8.34
Class I	$ 1,000.00	$ 1,021.81	$ 3.29
Class IS	$ 1,000.00	$ 1,020.56	$ 4.56

*	For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.90%
for Class A, 1.65% for Class B, 1.65% for Class C, 0.65% for Class I and 0.90% for Class IS),
multiplied by the average account value over the period, multiplied by 183 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.09	$ 15.56	$ 13.56	$ 11.93	$ 9.70

Income from investment operations
Net investment income (loss)	0.18	0.19	0.12[1]	0.07	0.05[1]
Net realized and unrealized gains or losses on investments	2.48	1.53	2.02	1.62	2.23

Total from investment operations	2.66	1.72	2.14	1.69	2.28

Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.14)	(0.06)	(0.05)
Net realized gains	(0.60)	0	0	0	0

Total distributions to shareholders	(0.78)	(0.19)	(0.14)	(0.06)	(0.05)

Net asset value, end of period	$ 18.97	$ 17.09	$ 15.56	$ 13.56	$ 11.93

Total return[2]	15.98%	11.13%	15.86%	14.16%	23.61%

Ratios and supplemental data
Net assets, end of period (thousands)	$513,074	$115,630	$100,728	$51,209	$40,373
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	0.89%	0.81%	1.11%	1.15%	1.12%
Expenses excluding waivers/reimbursements and
expense reductions	0.89%	0.82%	1.15%	1.17%	1.22%
Net investment income (loss)	0.92%	1.20%	0.83%	0.47%	0.47%
Portfolio turnover rate	71%	52%	38%	54%	49%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 16.36	$ 14.90	$ 13.01	$ 11.48	$ 9.36

Income from investment operations
Net investment income (loss)	0.04[1]	0.07[1]	0[1]	(0.04)	(0.03)[1]
Net realized and unrealized gains or losses on investments	2.37	1.47	1.95	1.57	2.15

Total from investment operations	2.41	1.54	1.95	1.53	2.12

Distributions to shareholders from
Net investment income	(0.04)	(0.08)	(0.06)	0[2]	0[2]
Net realized gains	(0.60)	0	0	0	0

Total distributions to shareholders	(0.64)	(0.08)	(0.06)	0	0

Net asset value, end of period	$ 18.13	$ 16.36	$ 14.90	$ 13.01	$ 11.48

Total return[3]	15.05%	10.34%	15.03%	13.34%	22.68%

Ratios and supplemental data
Net assets, end of period (thousands)	$23,630	$29,352	$55,071	$11,177	$10,211
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	1.62%	1.57%	1.81%	1.85%	1.85%
Expenses excluding waivers/reimbursements and
expense reductions	1.62%	1.58%	1.85%	1.87%	1.94%
Net investment income (loss)	0.25%	0.46%	0.00%	(0.24%)	(0.25%)
Portfolio turnover rate	71%	52%	38%	54%	49%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Amount represents less than $0.005 per share.

3 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 16.64	$15.17	$13.24	$11.69	$ 9.53

Income from investment operations
Net investment income (loss)	0.04[1]	0.07[1]	0.01[1]	(0.03)[1]	(0.02)[1]
Net realized and unrealized gains or losses on investments	2.42	1.49	1.98	1.58	2.18

Total from investment operations	2.46	1.56	1.99	1.55	2.16

Distributions to shareholders from
Net investment income	(0.05)	(0.09)	(0.06)	0[2]	0
Net realized gains	(0.60)	0	0	0	0

Total distributions to shareholders	(0.65)	(0.09)	(0.06)	0	0

Net asset value, end of period	$ 18.45	$16.64	$15.17	$13.24	$11.69

Total return[3]	15.10%	10.29%	15.08%	13.27%	22.67%

Ratios and supplemental data
Net assets, end of period (thousands)	$12,331	$7,944	$6,003	$2,518	$ 460
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	1.63%	1.55%	1.81%	1.84%	1.85%
Expenses excluding waivers/reimbursements and
expense reductions	1.63%	1.56%	1.85%	1.86%	1.94%
Net investment income (loss)	0.24%	0.45%	0.09%	(0.24%)	(0.21%)
Portfolio turnover rate	71%	52%	38%	54%	49%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Amount represents less than $0.005 per share.

3 Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.16	$ 15.62	$ 13.61	$ 11.99	$ 9.74

Income from investment operations
Net investment income (loss)	0.23	0.24	0.18	0.10	0.08[1]
Net realized and unrealized gains or losses on investments	2.49	1.53	2.01	1.62	2.25

Total from investment operations	2.72	1.77	2.19	1.72	2.33

Distributions to shareholders from
Net investment income	(0.22)	(0.23)	(0.18)	(0.10)	(0.08)
Net realized gains	(0.60)	0	0	0	0

Total distributions to shareholders	(0.82)	(0.23)	(0.18)	(0.10)	(0.08)

Net asset value, end of period	$ 19.06	$ 17.16	$ 15.62	$ 13.61	$ 11.99

Total return	16.28%	11.44%	16.19%	14.40%	24.04%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,592,166	$1,722,790	$1,432,963	$1,455,039	$528,160
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	0.62%	0.55%	0.80%	0.84%	0.85%
Expenses excluding waivers/reimbursements and
expense reductions	0.62%	0.56%	0.84%	0.86%	0.94%
Net investment income (loss)	1.25%	1.45%	1.23%	0.76%	0.76%
Portfolio turnover rate	71%	52%	38%	54%	49%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS IS	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 17.10	$ 15.57	$ 13.57	$ 11.93	$ 9.70

Income from investment operations
Net investment income (loss)	0.18	0.20	0.15[1]	0.07	0.05[1]
Net realized and unrealized gains or losses on investments	2.49	1.52	2.00	1.63	2.24

Total from investment operations	2.67	1.72	2.15	1.70	2.29

Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.15)	(0.06)	(0.06)
Net realized gains	(0.60)	0	0	0	0

Total distributions to shareholders	(0.78)	(0.19)	(0.15)	(0.06)	(0.06)

Net asset value, end of period	$ 18.99	$ 17.10	$ 15.57	$ 13.57	$11.93

Total return	15.92%	11.13%	15.89%	14.23%	23.64%

Ratios and supplemental data
Net assets, end of period (thousands)	$68,154	$68,764	$75,019	$80,111	$ 915
Ratios to average net assets
Expenses including waivers/reimbursements but
excluding expense reductions	0.87%	0.80%	1.05%	1.08%	1.10%
Expenses excluding waivers/reimbursements and
expense reductions	0.87%	0.81%	1.09%	1.10%	1.19%
Net investment income (loss)	1.00%	1.21%	0.99%	0.51%	0.49%
Portfolio turnover rate	71%	52%	38%	54%	49%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2007

	Shares	Value

COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY 9.4%
Hotels, Restaurants & Leisure 1.3%
Carnival Corp.	108,562	$5,257,658
Darden Restaurants, Inc.	289,221	12,106,791
McDonald’s Corp.	206,130	11,227,901

		28,592,350

Household Durables 0.4%
Stanley Works	28,716	1,611,829
Whirlpool Corp. (p)	90,424	8,056,779

		9,668,608

Internet & Catalog Retail 0.4%
Amazon.com, Inc. *	83,314	7,760,699

Leisure Equipment & Products 0.5%
Hasbro, Inc.	398,628	11,113,749

Media 3.1%
Omnicom Group, Inc.	383,351	18,435,350
Time Warner, Inc.	709,024	13,017,681
Viacom, Inc., Class B *	391,222	15,245,921
Walt Disney Co.	633,280	21,778,499

		68,477,451

Multi-line Retail 1.5%
J.C. Penney Co., Inc.	197,673	12,526,538
Kohl’s Corp. *	133,748	7,667,773
Nordstrom, Inc. (p)	46,993	2,203,502
Target Corp.	180,661	11,484,619

		33,882,432

Specialty Retail 1.3%
AutoZone, Inc. *	36,609	4,251,769
Best Buy Co., Inc.	281,183	12,906,778
TJX Cos.	359,687	10,456,101

		27,614,648

Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc. *	186,482	8,815,004
Nike, Inc., Class B	197,582	11,590,160

		20,405,164

CONSUMER STAPLES 8.6%
Beverages 1.6%
Coca-Cola Enterprises, Inc. (p)	386,042	9,349,937
Molson Coors Brewing Co., Class B	107,308	10,695,388
PepsiCo, Inc. (p)	221,263	16,209,728

		36,255,053

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food & Staples Retailing 2.6%
Kroger Co.	433,641	$12,367,441
Safeway, Inc.	208,235	6,894,661
Wal-Mart Stores, Inc. (p)	573,987	25,054,533
Walgreen Co.	262,008	12,377,258

		56,693,893

Household Products 2.3%
Energizer Holdings, Inc. *	88,094	9,765,220
Procter & Gamble Co. (p)	583,422	41,037,903

		50,803,123

Tobacco 2.1%
Altria Group, Inc. (p)	504,402	35,071,071
Reynolds American, Inc. (p)	189,152	12,028,176

		47,099,247

ENERGY 11.5%
Energy Equipment & Services 2.2%
ENSCO International, Inc.	204,928	11,496,461
Halliburton Co.	246,252	9,456,077
National Oilwell Varco, Inc. *	92,787	13,407,721
Schlumberger, Ltd.	133,957	14,065,485

		48,425,744

Oil, Gas & Consumable Fuels 9.3%
Chevron Corp.	562,380	52,627,520
ConocoPhillips	421,348	36,981,714
Exxon Mobil Corp.	866,337	80,188,153
Marathon Oil Corp.	217,234	12,386,683
Occidental Petroleum Corp.	150,794	9,662,880
Valero Energy Corp.	193,285	12,984,886

		204,831,836

FINANCIALS 15.9%
Capital Markets 2.6%
Goldman Sachs Group, Inc.	79,584	17,249,036
Merrill Lynch & Co., Inc. (p)	238,765	17,019,169
Morgan Stanley (p)	212,827	13,408,101
State Street Corp.	145,865	9,942,159

		57,618,465

Commercial Banks 1.9%
Comerica, Inc.	162,009	8,356,335
Wells Fargo & Co.	946,261	33,705,817

		42,062,152

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 5.6%
Bank of America Corp.	891,758	$44,828,675
Citigroup, Inc.	1,045,620	48,799,085
JPMorgan Chase & Co.	669,931	30,696,238

		124,323,998

Insurance 4.8%
ACE, Ltd.	262,074	15,873,822
Allstate Corp.	314,115	17,964,237
American International Group, Inc.	508,684	34,412,473
MetLife, Inc.	249,503	17,397,844
Travelers Companies, Inc.	388,647	19,564,490

		105,212,866

Real Estate Investment Trusts 0.5%
Simon Property Group, Inc. (p)	119,643	11,964,300

Thrifts & Mortgage Finance 0.5%
Freddie Mac	172,830	10,198,698

HEALTH CARE 13.0%
Biotechnology 2.0%
Amgen, Inc. *	380,462	21,522,735
Biogen Idec, Inc. *	228,012	15,124,036
Genentech, Inc. *	84,057	6,558,127

		43,204,898

Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	289,469	16,291,315
St. Jude Medical, Inc. *	282,886	12,466,786
Zimmer Holdings, Inc. *	160,517	13,045,891

		41,803,992

Health Care Providers & Services 3.4%
Aetna, Inc.	333,025	18,073,267
CIGNA Corp.	301,746	16,080,044
McKesson Corp.	123,865	7,282,023
Medco Health Solutions, Inc. *	50,693	4,582,140
UnitedHealth Group, Inc.	474,676	22,988,559
WellPoint, Inc. *	67,917	5,360,010

		74,366,043

Pharmaceuticals 5.7%
Eli Lilly & Co.	231,291	13,167,397
Johnson & Johnson	672,516	44,184,301
Merck & Co., Inc.	256,217	13,243,857
Pfizer, Inc.	1,532,020	37,427,248
Wyeth	428,696	19,098,407

		127,121,210

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 12.7%
Aerospace & Defense 4.8%
Boeing Co.	104,716	$10,994,133
General Dynamics Corp.	194,087	16,394,529
Honeywell International, Inc.	181,258	10,779,413
L-3 Communications Holdings, Inc. (p)	127,281	13,000,481
Lockheed Martin Corp.	234,939	25,488,532
Northrop Grumman Corp.	227,135	17,716,530
United Technologies Corp.	142,237	11,447,234

		105,820,852

Air Freight & Logistics 0.3%
United Parcel Service, Inc., Class B	105,443	7,918,770

Commercial Services & Supplies 0.2%
Manpower, Inc.	74,983	4,825,156

Industrial Conglomerates 3.2%
3M Co.	94,774	8,868,951
General Electric Co.	1,493,208	61,818,811

		70,687,762

Machinery 2.9%
Cummins, Inc.	112,258	14,356,676
Eaton Corp.	154,729	15,324,360
Illinois Tool Works, Inc.	151,746	9,050,131
Paccar, Inc. (p)	122,652	10,456,083
Parker Hannifin Corp. (p)	133,100	14,884,573

		64,071,823

Road & Rail 1.3%
CSX Corp.	156,577	6,690,535
Norfolk Southern Corp.	255,177	13,246,238
Ryder System, Inc.	170,248	8,342,152

		28,278,925

INFORMATION TECHNOLOGY 17.7%
Communications Equipment 1.8%
Cisco Systems, Inc. *	800,394	26,501,046
Corning, Inc. * (p)	305,422	7,528,652
QUALCOMM, Inc.	142,832	6,036,080

		40,065,778

Computers & Peripherals 5.6%
Apple, Inc. *	142,706	21,911,079
Dell, Inc. *	720,266	19,879,342
EMC Corp. * (p)	406,114	8,447,171
Hewlett-Packard Co.	622,812	31,009,810
International Business Machines Corp.	357,019	42,056,838

		123,304,240

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Internet Software & Services 1.5%
eBay, Inc. *	359,150	$14,014,033
Google, Inc., Class A *	33,949	19,258,249

		33,272,282

IT Services 1.2%
Accenture, Ltd., Class A	262,909	10,582,087
Automatic Data Processing, Inc.	173,186	7,954,433
Computer Sciences Corp. *	141,980	7,936,682

		26,473,202

Office Electronics 0.3%
Xerox Corp. *	316,528	5,488,596

Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	446,410	9,240,687
Intel Corp.	1,158,850	29,967,861
MEMC Electronic Materials, Inc. *	144,125	8,483,197
NVIDIA Corp. *	319,520	11,579,405
Texas Instruments, Inc.	269,651	9,866,530

		69,137,680

Software 4.2%
Adobe Systems, Inc. *	226,547	9,891,042
Microsoft Corp.	1,758,686	51,810,890
Oracle Corp. *	1,169,936	25,329,114
Symantec Corp. *	332,839	6,450,420

		93,481,466

MATERIALS 2.6%
Chemicals 1.6%
Air Products & Chemicals, Inc.	116,000	11,340,160
Lubrizol Corp.	218,690	14,227,971
Lyondell Chemical Co.	200,637	9,299,525

		34,867,656

Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.	133,170	13,968,201
United States Steel Corp. (p)	79,254	8,396,169

		22,364,370

TELECOMMUNICATION SERVICES 4.4%
Diversified Telecommunication Services 3.7%
AT&T, Inc.	1,100,360	46,556,232
Verizon Communications, Inc.	785,580	34,785,482

		81,341,714

Wireless Telecommunication Services 0.7%
Sprint Nextel Corp. (p)	829,124	15,753,356

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
UTILITIES 3.2%
Electric Utilities 1.4%
Edison International	251,882	$13,966,857
FirstEnergy Corp. (p)	271,149	17,174,578

		31,141,435

Multi-Utilities 1.8%
CenterPoint Energy, Inc. (p)	886,225	14,206,187
DTE Energy Co. (p)	204,978	9,929,134
PG&E Corp. (p)	322,820	15,430,796

		39,566,117

Total Common Stocks (cost $1,577,762,883)		2,187,361,799

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 8.9%
COMMERCIAL PAPER 0.4%
Erste Finance, LLC, 5.28%, 01/11/2008	$ 5,000,000	5,000,000
Morgan Stanley, 5.31%, 10/29/2007	4,000,000	4,000,000

		9,000,000

CORPORATE BONDS 2.3%
Capital Markets 0.8%
Bear Stearns Cos., FRN, 5.39%, 01/10/2008	3,001,464	2,994,918
Citigroup Global Markets, Inc., FRN, 5.37%, 10/01/2007	10,000,000	10,000,000
Morgan Stanley, FRN, 5.43%, 01/11/2008	5,005,445	5,001,231

		17,996,149

Commercial Banks 0.1%
American Express Bank FSB, 5.23%, 11/21/2007	3,002,637	2,999,227

Consumer Finance 0.4%
Carrera Capital Finance, LLC, FRN, 5.11%, 05/27/2008	4,999,500	5,000,221
Toyota Motor Credit Corp., FRN, 4.97%, 01/14/2008	2,999,873	2,998,402

		7,998,623

Diversified Financial Services 1.0%
Bank of America Corp., FRN, 5.30%, 02/08/2008	6,000,000	6,001,315
Cullinan Finance Corp., FRN, 4.82%, 01/11/2008	4,999,028	4,999,816
Premier Asset Collateralized Entity, LLC, FRN, 5.73%, 05/15/2008	4,999,500	5,000,871
Sigma Finance, Inc., FRN, 4.84%, 06/16/2008	5,000,175	4,994,156

		20,996,158

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED contined
MUTUAL FUND SHARES 0.0%
AIM Short-Term Investments Trust Government & Agency Portfolio, Class I,
4.83% q	272,914	$272,914

	Principal
	Amount	Value

REPURCHASE AGREEMENTS (v) 6.2%
ABN Amro, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007, maturity
value $12,005,330	$ 12,000,000	12,000,000
Banc of America Securities, LLC, 5.32%, dated 09/28/2007, maturing
10/01/2007, maturity value $16,007,093	16,000,000	16,000,000
BNP Paribas Securities, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $4,001,777	4,000,000	4,000,000
Cantor Fitzgerald & Co., 5.45%, dated 09/28/2007, maturing 10/01/2007,
maturity value $9,004,088	9,000,000	9,000,000
Credit Suisse First Boston, LLC, 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $23,010,216	23,000,000	23,000,000
Deutsche Bank Securities, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $25,011,104	25,000,000	25,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 5.33%, dated 09/28/2007,
maturing 10/01/2007, maturity value $5,002,221	5,000,000	5,000,000
Greenwich Capital Markets, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $12,005,330	12,000,000	12,000,000
Lehman Brothers, Inc., 5.32%, dated 09/28/2007, maturing 10/01/2007,
maturity value $13,005,763	13,000,000	13,000,000
Merrill Lynch & Co., Inc., 5.32%, dated 09/28/2007, maturing 10/01/2007,
maturity value $17,007,537	17,000,000	17,000,000
Nomura Securities International, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $1,000,444	1,000,000	1,000,000

		137,000,000

Total Investments of Cash Collateral from Securities Loaned
(cost $196,263,071)		196,263,071

SHORT-TERM INVESTMENTS 1.8%
U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bill, 4.15%, 11/29/2007 ƒ †	1,000,000	994,133

	Shares	Value

MUTUAL FUND SHARES 1.8%
Evergreen Institutional Money Market Fund, Class I, 5.25% q ø	39,628,768	39,628,768

Total Short-Term Investments (cost $40,622,901)		40,622,901

Total Investments (cost $1,814,648,855) 109.7%		2,424,247,771
Other Assets and Liabilities (9.7%)		(214,892,219)

Net Assets 100.0%		$2,209,355,552

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2007

(p)	All or a portion of this security is on loan.
*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
(v)	Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 136 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
†	Rate shown represents the yield to maturity at date of purchase.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
FRN	Floating Rate Note

The following table shows the percent of total long-term investments by sector as of September 30, 2007:

Information Technology	17.9%
Financials	16.1%
Health Care	13.1%
Industrials	12.9%
Energy	11.6%
Consumer Discretionary	9.5%
Consumer Staples	8.7%
Telecommunication Services	4.4%
Utilities	3.2%
Materials	2.6%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

Assets
Investments in securities, at value (cost $1,775,020,087) including $181,919,687 of securities
loaned	$2,384,619,003
Investments in affiliated money market fund, at value (cost $39,628,768)	39,628,768

Total investments	2,424,247,771
Segregated cash	100,001
Receivable for securities sold	45,185,717
Receivable for Fund shares sold	696,351
Dividends receivable	2,251,737
Receivable for securities lending income	37,737
Prepaid expenses and other assets	65,570

Total assets	2,472,584,884

Liabilities
Dividends payable	954,761
Payable for securities purchased	61,893,739
Payable for Fund shares redeemed	3,752,512
Payable for securities on loan	196,363,072
Payable for daily variation margin on open futures contracts	7,071
Advisory fee payable	82,165
Distribution Plan expenses payable	14,956
Due to other related parties	24,414
Accrued expenses and other liabilities	136,642

Total liabilities	263,229,332

Net assets	$2,209,355,552

Net assets represented by
Paid-in capital	$1,493,514,758
Overdistributed net investment income	(1,061,550)
Accumulated net realized gains on investments	107,296,845
Net unrealized gains on investments	609,605,499

Total net assets	$2,209,355,552

Net assets consists of
Class A	$513,073,841
Class B	23,630,198
Class C	12,330,923
Class I	1,592,166,304
Class IS	68,154,286

Total net assets	$2,209,355,552

Shares outstanding (unlimited number of shares authorized)
Class A	27,049,014
Class B	1,303,205
Class C	668,387
Class I	83,548,523
Class IS	3,589,885

Net asset value per share
Class A	$18.97
Class A — Offering price (based on sales charge of 4.75%)	$19.92
Class B	$18.13
Class C	$18.45
Class I	$19.06
Class IS	$18.99

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment income
Dividends (net of foreign withholding taxes of $160)	$37,278,264
Income from affiliate	1,256,391
Securities lending	332,448
Interest	65,525

Total investment income	38,932,628

Expenses
Advisory fee	8,952,901
Distribution Plan expenses
Class A	697,054
Class B	273,864
Class C	102,660
Class IS	173,369
Administrative services fee	2,086,169
Transfer agent fees	984,001
Trustees’ fees and expenses	30,706
Printing and postage expenses	112,907
Custodian and accounting fees	556,360
Registration and filing fees	91,925
Professional fees	71,771
Interest expense	470
Other	176,728

Total expenses	14,310,885
Less: Expense reductions	(44,488)

Net expenses	14,266,397

Net investment income	24,666,231

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	317,598,868
Futures contracts	136,190
Written options	(262,237)

Net realized gains on investments	317,472,821
Net change in unrealized gains or losses on investments	(58,186,121)

Net realized and unrealized gains or losses on investments	259,286,700

Net increase in net assets resulting from operations	$283,952,931

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2007		2006

Operations
Net investment income		$24,666,231		$25,169,292
Net realized gains on investments		317,472,821		122,537,195
Net change in unrealized gains or
losses on investments		(58,186,121)		42,096,078

Net increase in net assets resulting
from operations		283,952,931		189,802,565

Distributions to shareholders from
Net investment income
Class A		(3,348,628)		(1,309,543)
Class B		(59,143)		(193,294)
Class C		(25,804)		(38,495)
Class I		(20,692,940)		(22,527,984)
Class IS		(665,003)		(829,172)
Net realized gains
Class A		(4,070,673)		0
Class B		(1,044,861)		0
Class C		(307,085)		0
Class I		(58,268,660)		0
Class IS		(2,358,668)		0

Total distributions to shareholders		(90,841,465)		(24,898,488)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,285,129	42,144,543	1,126,010	18,218,002
Class B	215,470	3,744,929	145,294	2,228,649
Class C	271,740	4,788,660	204,603	3,229,172
Class I	15,094,476	280,114,830	26,070,139	428,210,678
Class IS	39,036	714,883	32,428	520,208

		331,507,845		452,406,709

Net asset value of shares issued in
reinvestment of distributions
Class A	386,349	6,959,436	73,379	1,190,886
Class B	61,800	1,038,276	11,850	182,506
Class C	12,516	214,218	1,801	28,319
Class I	2,001,115	35,605,091	349,038	5,704,010
Class IS	144,674	2,563,336	43,147	699,451

		46,380,357		7,805,172

Automatic conversion of Class B
shares to Class A shares
Class A	360,217	6,538,358	1,193,629	19,358,572
Class B	(377,148)	(6,538,358)	(1,247,392)	(19,358,572)

		0		0

Payment for shares redeemed
Class A	(10,014,036)	(188,221,519)	(2,101,218)	(34,002,480)
Class B	(391,453)	(6,795,099)	(811,100)	(12,502,167)
Class C	(93,304)	(1,649,230)	(124,790)	(1,963,319)
Class I	(33,929,502)	(622,568,556)	(17,753,024)	(287,967,821)
Class IS	(615,247)	(11,201,450)	(873,320)	(13,983,933)

		(830,435,854)		(350,419,720)

Net asset value of shares issued in
acquisitions
Class A	27,266,273	524,311,277	0	0

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30,

	2007	2006

Capital share transactions
continued
Net increase in net assets resulting
from capital share transactions	$71,763,625	$109,792,161

Total increase in net assets	264,875,091	274,696,238
Net assets
Beginning of period	1,944,480,461	1,669,784,223

End of period	$2,209,355,552	$1,944,480,461

Overdistributed net investment income	$(1,061,550)	$(810,493)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Enhanced S&P 500® Fund (the “Fund”) (formerly, Evergreen Large Cap Equity Fund) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class IS shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued

NOTES TO FINANCIAL STATEMENTS continued

at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Futures contracts

In order to gain exposure to, or protect against changes in, security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

NOTES TO FINANCIAL STATEMENTS continued

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Options

The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes

NOTES TO FINANCIAL STATEMENTS continued

accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are to certain capital loss carryovers assumed as a result of acquisitions and wash sale loss deferral acquired in a fund merger. During the year ended September 30, 2007, the following amounts were reclassified:

Paid-in capital	$ 48,083,357
Overdistributed net investment income	(125,770)
Accumulated net realized gains on investments	(47,957,587)

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a base monthly management fee at an annual rate of 0.30% which could be adjusted up to

NOTES TO FINANCIAL STATEMENTS continued

a maximum annual rate of 0.45% or down to a minimum annual rate of 0.15%, depending on the Fund’s performance against the S&P 500. Prior to December 1, 2006, the Fund paid an annual fee of 0.30% of the Fund’s average daily net assets. During the year ended September 30, 2007, the advisory fee was equivalent to 0.43% of the Fund’s average daily net assets.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2007, the transfer agent fees were equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for each of Class A and Class IS shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2007, EIS received $7,955 from the sale of Class A shares and $32,450, and $1,199 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

NOTES TO FINANCIAL STATEMENTS continued

5. ACQUISITIONS

Effective at the close of business on May 18, 2007, the Fund acquired the net assets of Atlas Growth Opportunities Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Growth Opportunities Fund at an exchange ratio of 1.33 for Class A shares of the Fund. On the same date, the Fund also acquired the net assets of Atlas Strategic Growth Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Strategic Growth Fund at an exchange ratio of 0.81 for Class A shares of the Fund. The aggregate net assets of the Fund immediately prior to the acquisitions were $2,009,952,035.

The value of net assets acquired, unrealized appreciation acquired and number of shares issued were as follows:

	Value of Net		Number of
Acquired	Assets	Unrealized	Shares
Fund	Acquired	Appreciation	Issued

Atlas Growth	$ 434,721,074	$ 98,150,126	22,607,238 Class A
Opportunities Fund
Atlas Strategic	89,590,203	15,433,119	4,659,035 Class A
Growth Fund

The aggregate net assets of the Fund immediately after these acquisitions were $2,534,263,312.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,467,172,310 and $2,015,291,450, respectively, for the year ended September 30, 2007.

At September 30, 2007, the Fund had open long futures contracts outstanding as follows:

		Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	September 30, 2007	Gain

December 2007	3 S&P 500 Index	$1,146,991	$1,153,574	$6,583

NOTES TO FINANCIAL STATEMENTS continued

During the year ended September 30, 2007, the Fund loaned securities to certain brokers. At September 30, 2007, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $181,919,687 and $196,363,072, respectively.

During the year ended September 30, 2007, the Fund had written option activities as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at
September 30, 2006	0	$0
Options written	167	$52,640
Options closed	167	$52,640
Options outstanding at
September 30, 2007	0	$0

On September 30, 2007, the aggregate cost of securities for federal income tax purposes was $1,818,083,065. The gross unrealized appreciation and depreciation on securities based on tax cost was $618,750,408 and $12,585,702, respectively, with a net unrealized appreciation of $606,164,706.

As of September 30, 2007, the Fund had $91,324,780 in capital loss carryovers for federal income tax purposes with $8,005,030 expiring in 2008, $26,197,616 expiring in 2009 and $57,122,134 expiring in 2010.

These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended September 30, 2007 in accordance with income tax regulations.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2007, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed			Temporary
Long-term	Unrealized	Capital Loss	Book/Tax
Capital Gain	Appreciation	Carryovers	Differences

$202,062,418	$606,164,706	$91,324,780	($1,061,550)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended September

	2007	2006

Ordinary Income	$24,574,580	$ 23,275,700
Long-term Capital Gain	66,266,885	1,622,788

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% .

During the year ended September 30, 2007, the Fund had average borrowings outstanding of $7,981 at a rate of 5.89% and paid interest of $470.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds' prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the

NOTES TO FINANCIAL STATEMENTS continued

financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption on FIN 48 is not expected to have a material impact on the Fund's financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Enhanced S&P 500® Fund (formerly Evergreen Large Cap Equity Fund), a series of the Evergreen Equity Trust, as of September 30, 2007, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Enhanced S&P 500® Fund as of September 30, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2007

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $66,266,885 for the fiscal year ended September 30, 2007.

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended September 30, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended September 30, 2007, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Enhanced S&P 500® Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the

ADDITIONAL INFORMATION (unaudited) continued

membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the Evergreen funds.

ADDITIONAL INFORMATION (unaudited) continued

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

ADDITIONAL INFORMATION (unaudited) continued

Certain Fund-specific considerations. The Trustees noted that, for the one-, three, and five-year periods ended December 31, 2006, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the S&P 500® Index, and a majority of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other funds against which the Trustees compared the Fund’s management fee.

The Trustees considered the investment performance of other accounts managed by EIMC and its affiliates to which EIMC or its affiliates provide advisory services that are comparable to the advisory services they provide to the Fund and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that the management fee paid by the Fund had been revised recently to include an element of performance-based compensation, and that the result of the fee structure may be to limit under certain circumstances shareholders’ direct realization of the benefits of any economies of scale achieved by EIMC in managing the Fund as the Fund grows; however, the Trustees noted that the Fund’s management fee, even at the Fund’s current asset level, was lower than the average and median of the group of funds against which the Trustees compared the Fund’s management fee. The Trustees also noted that the Fund’s performance-based advisory fee, even if EIMC earned the maximum performance fee possible under the contract, wound not exceed the advisory fee EIMC earned under the Fund’s prior fee structure.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

This page left intentionally blank

This page left intentionally blank

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

[1] Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.
Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees,
P.O. Box 20083, Charlotte, NC 28202.
[2] Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the
Fund’s investment advisor.
[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.
[5] Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer
of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $285 billion in assets as of September 30, 2007, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858

Evergreen Investor Services 800.343.2898

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

571532 rv3 11/2007

Evergreen Investments
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

571532  rv3   11/2007

Evergreen Large Company Growth Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Large Company Growth Fund for the twelve-month period ended September 30, 2007.

The U.S. stock market produced solid returns during an eventful twelve-month period. It was a period that began and that ended amid worries about a weakening housing market, rising oil prices and the possibility of economic downturn. Moreover, the general upward surge in stock prices was interrupted twice within the period by dramatic stock sell-offs. However, through it all, dynamic global growth trends and strong corporate earnings combined to drive equity prices higher. The fiscal year also witnessed changes in leadership in the domestic equity market. Reversing multi-year trends, growth stocks started to outperform value stocks, while large cap stocks gained a performance edge over small and mid cap equities. Outside the U.S., stocks did even better than in domestic markets, with emerging market equities delivering particularly strong results, propelled by strong global growth trends.

The domestic fixed income markets also saw changes in sentiment. While high yield and other credit-sensitive securities tended to outperform for the full period, Treasuries and other high-grade securities gained a distinct advantage in the final weeks of the period.

Despite the weakness in the housing market, related problems in the subprime mortgage industry and some apparent slowing of job growth in the closing weeks of the fiscal

1

LETTER TO SHAREHOLDERS continued

year, the economy continued to grow throughout the twelve-month period. Rising corporate capital investments, resilient strength in consumer purchasing, increasing government spending and brisk export activity combined to propel the economy ahead. Gross Domestic Product grew at an annual rate of 3.8% in the second quarter of 2007 and then accelerated slightly to a rate of 3.9% in the third quarter, as reported by the U.S. Bureau of Economic Analysis. Nevertheless, the capital markets, roiled by the subprime and housing industry concerns, appeared increasingly volatile, leading the U.S. Federal Reserve Board (the “Fed”) to adjust its policy late in the period and to inject additional liquidity into the financial system. The nation’s central bank cut the discount rate in August, and then followed up by reducing the influential fed funds rate from 5.25% to 4.75% in September while also cutting the discount rate again. A month later, after the fiscal period ended, the Fed cut the key fed funds rate once again, this time by 25 basis points, to 4.5% .

During the fiscal year, the management teams of Evergreen’s growth-oriented equity funds sought out opportunities for capital appreciation consistent with each fund’s investment discipline. The portfolio manager for Evergreen Large Company Growth Fund and Evergreen Omega Fund, for example, employed a bottom-up, fundamental analysis in selecting growth stocks. The manager supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund continued to strike a balance between investments in companies with more consistent earnings growth and companies whose profits were more closely linked to the business cycle. The team supervising Evergreen Growth Fund, meanwhile, focused on finding small cap

2

LETTER TO SHAREHOLDERS continued

companies with above-average earnings prospects and reasonable stock valuations. The portfolio manager of Evergreen Enhanced S&P 500® Fund, in turn, employed a largely quantitative discipline in choosing a portfolio of predominately large cap stocks from both the value and growth stock universes.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE

as of September 30, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Aziz Hamzaogullari, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/22/1998	6/30/1999

Nasdaq symbol	EKJAX	EKJBX	EKJCX	EKJYX

Average annual return*

1-year with sales charge	15.18%	16.33%	20.17%	N/A

1-year w/o sales charge	22.13%	21.33%	21.17%	22.56%

5-year	11.36%	11.67%	11.89%	13.05%

10-year	4.19%	4.09%	4.07%	4.94%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher. The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Large Company Growth Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 22.13% for the twelve-month period ended September 30, 2007, excluding any applicable sales charges. During the same period, the Russell 1000 Growth returned 19.35% .

The fund’s objective is to seek long-term capital growth.

Investment Process

I assumed portfolio management responsibility for Evergreen Large Company Growth Fund effective June 30, 2006, and I would like to take this opportunity to share with you some insights into the investment philosophy and process that I have brought to the fund. I am a strong believer in the importance of a disciplined, well-defined investment process for achieving superior long-term investment results.

Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long term. Our ultimate goal is to invest in what we believe are structurally good businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis. We pursue a small number of companies that we believe can sustain above-average growth of long-term cash flows and sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the fund’s portfolio turnover may be somewhat low. Our sector weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation.

Our long-term intrinsic worth models incorporate assumptions that serve as fundamental milestones along a company’s growth trajectory. We invest in companies where we believe the risk-reward profile is favorable and when one of the following factors exists: growth potential is underestimated; investors overreact to short-term concerns; companies are priced below private market value; or valuation is low relative to normalized cash flow power. We reduce or sell our holdings when an assumption has proved to be flawed; a stock fully reflects fair value; unfavorable structural change takes place in the business; or better risk-reward opportunities are identified.

The fund’s outperformance relative to its benchmark during the period was mostly driven by stock selection in the Consumer Discretionary, Health Care and Information Technology sectors. During the fiscal year, I made no meaningful changes to the fund’s sector positioning, continuing with overweight positions in Information Technology, Health

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2007, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY continued

Care, Consumer Discretionary names and underweight positions in Industrials, Energy and Materials. I eliminated our investments in Pall Corp., United Technologies and Abbott Labs as these stocks reached our intrinsic value estimates after reporting better-than-expected results. I eliminated our OSI Restaurant Partners position as the company agreed to a buyout in November 2006, and I used this position as a source for cash. In a similar fashion I sold Affiliated Computer Services, Inc. after the company received a cash bid to be taken private. I eliminated the spin-off companies from Tyco-Covidien and Tyco Electronics-as the valuation of these companies reached our intrinsic value estimate. The only portion we kept from our original position was Tyco International. I sold Chico’s and Lexmark as we determined that the key assumptions driving our intrinsic value estimates were simply wrong. For example, in Chico’s case we decided that our structural operating margin estimates were too high, since the company’s incremental growth opportunities may lower the margin and return profile of the company, which may negatively impact the value of the business. Lastly, I eliminated our very small position in Johnson & Johnson, since better risk-reward opportunities were identified.

During the period, I initiated investments in Cintas Corp., Clorox Co., Home Depot, Novartis, Timberland, UPS and WellPoint.

Contributors to performance

Strong security selection in Consumer Discretionary and Health Care were the main contributors to performance this fiscal year. In Consumer Discretionary, two of the top ten positions in the overall portfolio at the beginning of the year, Amazon and Apollo Group, contributed the most, as both companies reported better-than-expected operating results in terms of sales growth and margins. Both of these positions were out-of-favor companies that came under short-term pressure as they were investing in their business for the long-term and were hit especially hard on the operating margin line. Amazon was the worst-performing stock for our portfolio in the quarter ending September 2006, and Apollo Group was the worst-performing stock in the quarter ending December 2006. In both of these cases I used the pessimism surrounding these companies as buying opportunities, as we believed that both of these companies had sustainable competitive advantages and sources of growth drivers, with strong cash flow streams and management committed to long-term thinking, selling at a substantial discount to our estimates of intrinsic value.

Individual stocks adding to results during the fiscal year included, Biogen and Bristol Myers within the Health Care sector. Within the Information Technology sector, EBay, Cisco Systems, Google, Altera and Oracle all reported better-than-expected metrics. Pall in Industrials and Coca Cola in Consumer Staples were also top contributors.

Detractors from performance

Our lack of exposure in Materials and underweight position in Energy, as well as individual stocks including Amgen, Best Buy, Timberland, Wal-Mart and Legg Mason, were detractors from performance. In the case of Materials and Energy, the key driver for companies in these sectors, in our opinion, was the price of commodities, which is driven by supply and demand. We believed commodities prices were well above our estimate of the marginal cost of production, which in my opinion is not the best time to invest in these cyclical businesses. More important, when we looked at the embedded expectations in these companies in terms of margins and returns, we found the current prices unattractive.

6

PORTFOLIO MANAGER COMMENTARY continued

Among the underperforming stocks, I added to or initiated positions in Amgen, Timberland and Legg Mason to take advantage of the price weaknesses. In Health Care, Amgen’s stock was negatively impacted by uncertainty around its highly successful anemia franchise, competitive concerns around the introduction of Roche’s CERA and questions about its pipeline after the Vectibix failure. In our opinion, the current valuation of Amgen has given very little credit to the company’s future pipeline and cash flows. Currently, Amgen has five of the seven total biotech blockbusters on the market. The company has been the leader in the anemia market, white blood cell booster market and rheumatoid arthritis market. Though we believe that the recent events will result in slower revenue growth and slightly lower margins for the company, we believe Amgen has economic characteristics that are very difficult to duplicate, driven by strong intellectual property and research and development pipeline and the ability for commercialization. The company has a solid balance sheet, as well as strong cash flow generation and value-creation capabilities. Lastly, the current valuation and risk-reward profile, in our opinion, is attractive based on our estimate of intrinsic value and low expectations driven by recent negative events.

Timberland is a global footwear and apparel company with a significant and leading market share in the global rugged outdoor footwear category. The company’s stock has been under pressure for the last two years as a result of weak fundamentals. The company’s top line growth decelerated significantly especially in the domestic classic yellow boot business after four years of above-trend fashion-driven sales growth mostly in the urban consumer segment. The weakness in revenue resulted in lower operating margins. We believe the issues that are facing

Timberland are temporary rather than structural in nature, and we used this weakness in the company’s shares and near-term uncertainty to make an investment in this strong-branded consumer franchise. We believe that the most significant competitive advantage for Timberland is its well-known global brand and the distribution capabilities the brand provides. These advantages resulted in premium pricing and returns well above the company’s cost of capital, and, more important, we believe the company can attain attractive return on capital in the long term. Once the company stabilizes its business, we believe the sustainable long-term top-line growth may be in the mid-single digits. We expect the free cash flow growth to be significantly higher, however, as the company improves its margin structure from the current depressed levels. We believe the structural margin for a business like this is around the low-to-middle teens. The company has a very strong debt-free balance sheet and significant cash flow generation capability. In terms of management, Jeffrey Swartz, who is of the third generation of the founding Swartz family (the family owns 22% of the total company), is the president and CEO and has a long-term value-creation orientation. Lastly, we believe the current embedded expectations are too pessimistic versus our own key assumptions in terms of growth, margins and returns. We believe the business is selling at a discount to our estimate of intrinsic value.

Legg Mason was down as recent performance issues of some of its major equity managers and the resulting asset outflows for its equity products in the last reported quarter weighed negatively on the stock. I increased our position from 1% at the end of June to 2.6% at the end of the fiscal year, as we believed the issues facing the company are temporary rather than structural in nature. The empirical data shows

7

PORTFOLIO MANAGER COMMENTARY continued

that even the best managers in terms of track records underperform peers from time to time, sometimes for a prolonged period. This usually results in asset outflows. We believe this recent negative backdrop created a great investment opportunity in this great franchise. As of September 30, 2007, Legg Mason is one of the largest independent asset managers in the world and has a collection of strong brands across a variety of asset classes. We believe Legg Mason is a company with significant competitive advantages in a structurally attractive industry in terms of margins and returns on capital. The first big differentiator and source of competitive advantage for the company is its culture that encourages independent investment processes and long-term focus, which we believe are the key drivers for long-term, superior investment results. This has also been a key driver for the company’s ability to attract good investment talent and distinguished investment organizations through acquisitions. Second, under the leadership of Chip Mason over the last twenty-five years, the company institutionalized processes and incentive structures for a long-term sustainable investment organization, which we believe is a key element in a human capital-intensive business. Lastly, the company has built scale and a distribution footprint, which would be difficult to replicate successfully. We believe the key drivers for growth for the company are expanding distribution capabilities, building a global footprint, alternative investments and the leveraging of current investment expertise by expanding and growing into institutional and retail channels. The company has a strong balance sheet and cash flow generation capabilities. The managers are strong operators and have extensive tenure with the company, with a focus on long-term value creation. Lastly, we believe the current embedded expectations are too pessimistic versus our own key assumptions in terms of growth, margins and returns. Therefore, we believe the business is selling at a discount to our estimate of intrinsic value.

This investment process is guided by my steadfast commitment to the long term. A byproduct of such a process and philosophy has been a relatively low portfolio turnover ratio, even though the fund does not have a stated goal of maintaining a specified level of portfolio turnover. At the end of the fiscal year, the portfolio turnover ratio was 21%. While shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio, our commitment remains to a philosophy of investing for the long term.

I thank you for your investment in Evergreen Large Company Growth Fund.

Aziz V. Hamzaogullari, CFA

This commentary reflects the views and opinions of the Fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

You should carefully consider the Fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	4/1/2007	9/30/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,156.46	$ 5.89
Class B	$ 1,000.00	$ 1,152.72	$ 9.77
Class C	$ 1,000.00	$ 1,151.25	$ 9.76
Class I	$ 1,000.00	$ 1,157.39	$ 4.38
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,019.60	$ 5.52
Class B	$ 1,000.00	$ 1,015.99	$ 9.15
Class C	$ 1,000.00	$ 1,015.99	$ 9.15
Class I	$ 1,000.00	$ 1,021.01	$ 4.10

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.09% for Class A, 1.81% for Class B, 1.81% for Class C and 0.81% for Class I), multiplied by the average account value over the period, multiplied by 183 / 365 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 6.96	$6.66	$5.96	$5.52	$ 4.68

Income from investment operations
Net investment income (loss)	0.01[1]	0[1]	0.01[1]	(0.02)[1]	(0.02)[1]
Net realized and unrealized gains or losses on investments	1.53	0.31	0.69	0.46	0.86

Total from investment operations	1.54	0.31	0.70	0.44	0.84

Distributions to shareholders from
Net investment income	0	(0.01)	0	0	0

Net asset value, end of period	$ 8.50	$6.96	$6.66	$5.96	$ 5.52

Total return[2]	22.13%	4.65%	11.74%	7.97%	17.95%

Ratios and supplemental data
Net assets, end of period (millions)	$ 361	$ 342	$371	$ 400	$ 413
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.10%	1.14%	1.15%	1.18%	1.20%
Expenses excluding waivers/reimbursements and expense reductions	1.12%	1.14%	1.15%	1.18%	1.20%
Net investment income (loss)	0.10%	(0.01%)	0.18%	(0.36%)	(0.35%)
Portfolio turnover rate	21%	117%	120%	106%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 6.47	$6.23	$5.61	$5.23	$ 4.47

Income from investment operations
Net investment income (loss)	(0.04)[1]	(0.05)[1]	(0.03)[1]	(0.06)[1]	(0.05)[1]
Net realized and unrealized gains or losses on investments	1.42	0.29	0.65	0.44	0.81

Total from investment operations	1.38	0.24	0.62	0.38	0.76

Net asset value, end of period	$ 7.85	$6.47	$6.23	$5.61	$ 5.23

Total return[2]	21.33%	3.85%	11.05%	7.27%	17.00%

Ratios and supplemental data
Net assets, end of period (millions)	$ 17	$ 18	$22	$ 27	$ 27
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.82%	1.84%	1.85%	1.88%	1.92%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.84%	1.85%	1.88%	1.92%
Net investment income (loss)	(0.61%)	(0.71%)	(0.50%)	(1.07%)	(1.07%)
Portfolio turnover rate	21%	117%	120%	106%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 6.47	$ 6.23	$5.61	$ 5.24	$ 4.47

Income from investment operations
Net investment income (loss)	(0.04)[1]	(0.05)[1]	(0.03)[1]	(0.06)[1]	(0.05)[1]
Net realized and unrealized gains or losses on investments	1.41	0.29	0.65	0.43	0.82

Total from investment operations	1.37	0.24	0.62	0.37	0.77

Net asset value, end of period	$ 7.84	$ 6.47	$6.23	$ 5.61	$ 5.24

Total return[2]	21.17%	3.85%	11.05%	7.06%	17.23%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,058	$8,397	$8,799	$8,778	$8,059
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.82%	1.84%	1.85%	1.88%	1.92%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.84%	1.85%	1.88%	1.92%
Net investment income (loss)	(0.61%)	(0.71%)	(0.53%)	(1.06%)	(1.08%)
Portfolio turnover rate	21%	117%	120%	106%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 6.96	$ 6.67	$5.94	$ 5.49	$ 4.64

Income from investment operations
Net investment income (loss)	0.03[1]	0.02[1]	0.03[1]	0[1]	(0.01)[1]
Net realized and unrealized gains or losses on investments	1.54	0.30	0.70	0.45	0.86

Total from investment operations	1.57	0.32	0.73	0.45	0.85

Distributions to shareholders from
Net investment income	0	(0.03)	0	0	0

Net asset value, end of period	$ 8.53	$ 6.96	$6.67	$ 5.94	$ 5.49

Total return	22.56%	4.81%	12.29%	8.20%	18.32%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,197	$13,605	$14,685	$15,323	$9,793
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.82%	0.84%	0.85%	0.88%	0.92%
Expenses excluding waivers/reimbursements and expense reductions	0.82%	0.84%	0.85%	0.88%	0.92%
Net investment income (loss)	0.39%	0.29%	0.49%	(0.05%)	(0.13%)
Portfolio turnover rate	21%	117%	120%	106%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS

September 30, 2007

	Shares	Value

COMMON STOCKS 99.2%
CONSUMER DISCRETIONARY 19.4%
Diversified Consumer Services 4.4%
Apollo Group, Inc., Class A *	289,900	$17,437,485

Hotels, Restaurants & Leisure 1.2%
Carnival Corp.	100,319	4,858,449

Internet & Catalog Retail 7.1%
Amazon.com, Inc. * (p)	304,691	28,381,967

Media 2.8%
Omnicom Group, Inc.	236,032	11,350,779

Multi-line Retail 0.6%
Target Corp.	34,400	2,186,808

Specialty Retail 1.8%
Best Buy Co., Inc.	96,831	4,456,162
Home Depot, Inc.	85,400	2,770,376

		7,226,538

Textiles, Apparel & Luxury Goods 1.5%
Timberland Co., Class A *	314,400	5,961,024

CONSUMER STAPLES 10.9%
Beverages 4.4%
Coca-Cola Co.	229,066	13,164,423
Diageo plc, ADR	50,640	4,442,647

		17,607,070

Food & Staples Retailing 2.7%
Wal-Mart Stores, Inc.	248,101	10,829,609

Household Products 3.8%
Clorox Co.	66,000	4,025,340
Procter & Gamble Co.	154,573	10,872,665

		14,898,005

ENERGY 1.4%
Oil, Gas & Consumable Fuels 1.4%
Chevron Corp.	30,900	2,891,622
ConocoPhillips	32,030	2,811,273

		5,702,895

FINANCIALS 8.1%
Capital Markets 2.6%
Legg Mason, Inc.	122,100	10,291,809

Diversified Financial Services 3.2%
Citigroup, Inc.	272,997	12,740,770

Insurance 2.3%
Marsh & McLennan Cos.	369,287	9,416,819

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 20.6%
Biotechnology 7.2%
Amgen, Inc. *	300,020	$16,972,132
Biogen Idec, Inc. *	179,155	11,883,351

		28,855,483

Health Care Equipment & Supplies 5.7%
Medtronic, Inc.	232,117	13,093,720
St. Jude Medical, Inc. *	55,780	2,458,224
Zimmer Holdings, Inc. *	88,019	7,128,659

		22,680,603

Health Care Providers & Services 1.0%
WellPoint, Inc. *	51,700	4,080,164

Pharmaceuticals 6.7%
Bristol-Myers Squibb Co.	311,292	8,971,435
Novartis AG, ADR	253,900	13,954,344
Pfizer, Inc.	149,700	3,657,171

		26,582,950

INDUSTRIALS 5.2%
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	53,000	3,980,300

Commercial Services & Supplies 1.5%
Cintas Corp.	158,600	5,884,060

Industrial Conglomerates 2.7%
General Electric Co.	145,087	6,006,602
Tyco International, Ltd.	107,379	4,761,185

		10,767,787

INFORMATION TECHNOLOGY 33.0%
Communications Equipment 6.4%
Cisco Systems, Inc. *	404,000	13,376,440
QUALCOMM, Inc.	286,358	12,101,489

		25,477,929

Computers & Peripherals 2.9%
Dell, Inc. *	412,936	11,397,034

Internet Software & Services 7.4%
eBay, Inc. * (p)	420,043	16,390,078
Google, Inc., Class A *	23,480	13,319,499

		29,709,577

IT Services 0.9%
Automatic Data Processing, Inc.	74,093	3,403,091

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 8.1%
Altera Corp.	594,614	$14,318,305
Intel Corp.	554,870	14,348,938
Texas Instruments, Inc.	105,291	3,852,598

		32,519,841

Software 7.3%
Microsoft Corp.	450,999	13,286,431
Oracle Corp. *	737,228	15,960,986

		29,247,417

TELECOMMUNICATION SERVICES 0.6%
Wireless Telecommunication Services 0.6%
Sprint Nextel Corp.	120,700	2,293,300

Total Common Stocks (cost $318,351,308)		395,769,563

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 4.8%
COMMERCIAL PAPER 2.5%
East Fleet Finance, LLC, 5.30%, 12/03/2007	$ 9,998,461	9,999,650

	Shares	Value

MUTUAL FUND SHARES 0.0%
AIM Short-Term Investment Trust Government & Agency Portfolio, Class I,
4.83% q	160,676	160,676

	Principal
	Amount	Value

REPURCHASE AGREEMENTS ^ 2.3%
Banc of America Securities, LLC, 5.32%, dated 09/28/2007, maturing 10/01/2007,
maturity value $1,000,444	$ 1,000,000	1,000,000
Cantor Fitzgerald & Co., 5.45%, dated 09/28/2007, maturing 10/01/2007,
maturity value $1,000,453	1,000,000	1,000,000
Credit Suisse First Boston Corp., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $1,000,444	1,000,000	1,000,000
Deutsche Bank Securities, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $1,000,444	1,000,000	1,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 5.33%, dated 09/28/2007,
maturing 10/01/2007, maturity value $3,001,332	3,000,000	3,000,000

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED continued
REPURCHASE AGREEMENTS ^ continued
Lehman Brothers, Inc., 5.32%, dated 09/28/2007, maturing 10/01/2007,
maturity value $1,000,444	$ 1,000,000	$1,000,000
Nomura Securities International, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $1,000,444	1,000,000	1,000,000

		9,000,000

Total Investments of Cash Collateral from Securities Loaned
(cost $19,160,326)		19,160,326

	Shares	Value

SHORT-TERM INVESTMENTS 0.8%
MUTUAL FUND SHARES 0.8%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 4.66% q ø
(cost $3,216,422)	3,216,422	3,216,422

Total Investments (cost $340,728,056) 104.8%		418,146,311
Other Assets and Liabilities (4.8%)		(19,145,992)

Net Assets 100.0%		$399,000,319

* Non-income producing security

p All or a portion of this security is on loan.

q Rate shown is the 7-day annualized yield at period end.

^ Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 90 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.

ø Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR American Depository Receipt

The following table shows the percent of total long-term investments by sector as of September 30, 2007:

Information Technology	33.3%
Health Care	20.8%
Consumer Discretionary	19.6%
Consumer Staples	10.9%
Financials	8.2%
Industrials	5.2%
Energy	1.4%
Telecommunications	0.6%

100.0%

See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

Assets
Investments in securities, at value (cost $337,511,634) including $18,395,571 of
securities loaned	$414,929,889
Investments in affiliated money market fund, at value (cost $3,216,422)	3,216,422

Total investments	418,146,311
Foreign currency, at value (cost $15)	15
Receivable for securities sold	1,909,453
Receivable for Fund shares sold	87,951
Dividends receivable	312,498
Receivable for securities lending income	4,285
Prepaid expenses and other assets	75,869

Total assets	420,536,382

Liabilities
Payable for securities purchased	1,899,466
Payable for Fund shares redeemed	374,659
Payable for securities on loan	19,160,326
Advisory fee payable	16,777
Distribution Plan expenses payable	2,402
Due to other related parties	4,528
Accrued expenses and other liabilities	77,905

Total liabilities	21,536,063

Net assets	$399,000,319

Net assets represented by
Paid-in capital	$392,957,459
Undistributed net investment income	196,321
Accumulated net realized losses on investments	(71,571,716)
Net unrealized gains on investments	77,418,255

Total net assets	$399,000,319

Net assets consists of
Class A	$361,051,158
Class B	16,693,947
Class C	10,057,835
Class I	11,197,379

Total net assets	$399,000,319

Shares outstanding (unlimited number of shares authorized)
Class A	42,467,628
Class B	2,127,944
Class C	1,282,172
Class I	1,312,671

Net asset value per share
Class A	$8.50
Class A — Offering price (based on sales charge of 5.75%)	$9.02
Class B	$7.85
Class C	$7.84
Class I	$8.53

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment income
Dividends	$4,509,263
Income from affiliate	118,300
Securities lending	37,797

Total investment income	4,665,360

Expenses
Advisory fee	1,976,446
Distribution Plan expenses
Class A	1,046,905
Class B	173,260
Class C	89,567
Administrative services fee	385,394
Transfer agent fees	562,562
Trustees’ fees and expenses	8,217
Printing and postage expenses	49,721
Custodian and accounting fees	104,304
Registration and filing fees	45,372
Professional fees	28,708
Other	10,482

Total expenses	4,480,938
Less: Expense reductions	(7,491)
Expense reimbursements	(52,271)

Net expenses	4,421,176

Net investment income	244,184

Net realized and unrealized gains or losses on investments
Net realized gains on investments	19,111,834
Net change in unrealized gains or losses on investments	58,291,091

Net realized and unrealized gains or losses on investments	77,402,925

Net increase in net assets resulting from operations	$77,647,109

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2007		2006

Operations
Net investment income (loss)		$244,184		$(204,898)
Net realized gains on investments		19,111,834		62,883,228
Net change in unrealized gains or losses
on investments		58,291,091		(44,358,164)

Net increase in net assets resulting
from operations		77,647,109		18,320,166

Distributions to shareholders from
Net investment income
Class A		0		(521,606)
Class I		0		(67,357)

Total distributions to shareholders		0		(588,963)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	658,088	5,052,812	754,270	5,197,733
Class B	277,355	1,964,204	373,140	2,404,534
Class C	204,197	1,497,628	266,200	1,698,596
Class I	10,798	81,000	182,893	1,266,643

		8,595,644		10,567,506

Net asset value of shares issued in
reinvestment of distributions
Class A	0	0	63,733	448,678
Class I	0	0	701	4,927

		0		453,605

Automatic conversion of Class B shares to
Class A shares
Class A	243,581	1,875,682	306,250	2,110,876
Class B	(263,049)	(1,875,682)	(328,405)	(2,110,876)

		0		0

Payment for shares redeemed
Class A	(7,513,393)	(57,431,898)	(7,722,773)	(53,217,521)
Class B	(667,586)	(4,726,568)	(788,604)	(5,032,904)
Class C	(220,615)	(1,573,080)	(380,974)	(2,424,174)
Class I	(652,282)	(5,011,033)	(432,355)	(2,937,591)

		(68,742,579)		(63,612,190)

Net decrease in net assets resulting from
capital share transactions		(60,146,935)		(52,591,079)

Total increase (decrease) in net assets		17,500,174		(34,859,876)
Net assets
Beginning of period		381,500,145		416,360,021

End of period	$ 399,000,319		$ 381,500,145

Undistributed (overdistributed) net
investment income (loss)		$196,321		$(47,863)

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Large Company Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values

21

NOTES TO FINANCIAL STATEMENTS continued

of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

22

NOTES TO FINANCIAL STATEMENTS continued

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended September 30, 2007, the following amounts were reclassified:

Paid-in capital	$(6,800)
Accumulated net realized losses on investments	6,800

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.51% and declining to 0.26% as average daily net assets increase. For the year ended September 30, 2007, the advisory fee was equivalent to 0.51% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2007, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $52,271.

23

NOTES TO FINANCIAL STATEMENTS continued

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2007, the transfer agent fees were equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2007, the Fund paid brokerage commissions of $33,247 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares, and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2007, EIS received $5,532 from the sale of Class A shares and $39,504 and $273 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $79,736,745 and $137,929,910, respectively, for the year ended September 30, 2007.

During the year ended September 30, 2007, the Fund loaned securities to certain brokers. At September 30, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $18,395,571 and $19,160,326, respectively.

24

NOTES TO FINANCIAL STATEMENTS continued

On September 30, 2007, the aggregate cost of securities for federal income tax purposes was $340,738,453. The gross unrealized appreciation and depreciation on securities based on tax cost was $84,971,333 and $7,563,475, respectively, with a net unrealized appreciation of $77,407,858.

As of September 30, 2007, the Fund had $71,561,319 in capital loss carryovers for federal income tax purposes with $33,685,092 expiring in 2010 and $37,876,227 expiring in 2011.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

			Temporary
Undistributed	Unrealized	Capital Loss	Book/Tax
Ordinary Income	Appreciation	Carryovers	Differences

$ 233,971	$ 77,407,858	$ 71,561,319	($37,650)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporaty book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by

25

NOTES TO FINANCIAL STATEMENTS continued

each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended September 30, 2007, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

26

NOTES TO FINANCIAL STATEMENTS continued

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption on FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Large Company Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Large Company Growth Fund as of September 30, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2007

28

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Large Company Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams,

29

ADDITIONAL INFORMATION (unaudited) continued

and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer

30

ADDITIONAL INFORMATION (unaudited) continued

mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the Evergreen funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds gener-

31

ADDITIONAL INFORMATION (unaudited) continued

ally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that for the one-, three-, and five-year periods ended December 31, 2006, the Fund’s Class B shares (the Fund’s oldest share class) had underperformed the Fund’s benchmark index, the Russell 1000 Growth Index, and that, for the ten-year period ended December 31, 2006, the Fund’s Class B shares had outperformed the Fund’s benchmark index. However, the Trustees noted that the Fund’s Class B shares performance was in the second quintile for the one- and five-year periods ended December 31, 2006, and in the third quintile for the three- and ten-year periods ended December 31, 2006, of the funds against which the Trustees compared the Fund’s performance.

The Trustees noted that the Fund’s management fee was lower than the management fees paid by a majority of the funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the

32

ADDITIONAL INFORMATION (unaudited) continued

profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

33

This page left intentionally blank

34

This page left intentionally blank

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications)
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

563828 rv5 11/2007

Evergreen Mid Cap Growth Fund

Evergreen

MID CAP GROWTH FUND

Annual Report
as of September 30, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
7	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
26	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
27	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2007

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Mid Cap Growth Fund for the twelve month period ended September 30, 2007.

The U.S. stock market produced solid returns during an eventful twelve-month period. It was a period that began and that ended amid worries about a weakening housing market, rising oil prices and the possibility of economic downturn. Moreover, the general upward surge in stock prices was interrupted twice within the period by dramatic stock sell-offs. However, through it all, dynamic global growth trends and strong corporate earnings combined to drive equity prices higher. The fiscal year also witnessed changes in leadership in the domestic equity market. Reversing multi-year trends, growth stocks started to outperform value stocks, while large cap stocks gained a performance edge over small and mid cap equities. Outside the U.S., stocks did even better than in domestic markets, with emerging market equities delivering particularly strong results, propelled by strong global growth trends.

The domestic fixed income markets also saw changes in sentiment. While high yield and other credit-sensitive securities tended to outperform for the full period, Treasuries and other high-grade securities gained a distinct advantage in the final weeks of the period.

Despite the weakness in the housing market, related problems in the subprime mortgage industry and some apparent slowing of job growth in the closing weeks of the fiscal

1

LETTER TO SHAREHOLDERS continued

year, the economy continued to grow throughout the twelve-month period. Rising corporate capital investments, resilient strength in consumer purchasing, increasing government spending and brisk export activity combined to propel the economy ahead. Gross Domestic Product grew at an annual rate of 3.8% in the second quarter of 2007 and then accelerated slightly to a rate of 3.9% in the third quarter, as reported by the U.S. Bureau of Economic Analysis. Nevertheless, the capital markets, roiled by the subprime and housing industry concerns, appeared increasingly volatile, leading the U.S. Federal Reserve Board (the “Fed”) to adjust its policy late in the period and to inject additional liquidity into the financial system. The nation’s central bank cut the discount rate in August, and then followed up by reducing the influential fed funds rate from 5.25% to 4.75% in September while also cutting the discount rate again. A month later, after the fiscal period ended, the Fed cut the key fed funds rate once again, this time by 25 basis points, to 4.5%.

During the fiscal year, the management teams of Evergreen’s growth-oriented equity funds sought out opportunities for capital appreciation consistent with each fund’s investment discipline. The portfolio manager for Evergreen Large Company Growth Fund and Evergreen Omega Fund, for example, employed a bottom-up, fundamental analysis in selecting growth stocks. The manager supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund continued to strike a balance between investments in companies with more consistent earnings growth and companies whose profits were more closely linked to the business cycle. The team supervising Evergreen Growth Fund, meanwhile, focused on finding small cap

2

LETTER TO SHAREHOLDERS continued

companies with above-average earnings prospects and reasonable stock valuations. The portfolio manager of Evergreen Enhanced S&P 500® Fund, in turn, employed a largely quantitative discipline in choosing a portfolio of predominately large cap stocks from both the value and growth stock universes.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE
as of September 30, 2007

MANAGEMENT TEAM
Investment Advisor:
• Evergreen Investment Management Company, LLC

Portfolio Manager:
• Donald M. Bisson, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS
Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/26/1998	1/26/1998

Nasdaq symbol	EKAAX	EKABX	EKACX	EKAYX

Average annual return*

1-year with sales charge	19.02%	20.24%	24.24%	N/A

1-year w/o sales charge	26.31%	25.24%	25.24%	26.57%

5-year	17.28%	17.62%	17.75%	19.03%

10-year	4.44%	4.35%	4.35%	5.34%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher. The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Mid Cap Growth Fund Class A shares versus a similar investment in the Russell Midcap Growth Index (Russell Midcap Growth) and the Consumer Price Index (CPI).

The Russell Midcap Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 26.31% for the twelve-month period ended September 30, 2007, excluding any applicable sales charges. During the same period, the Russell Midcap Growth returned 21.22%.

The fund seeks long-term capital growth.

The fiscal year began with a variety of concerns for investors, including uncertainties created by a change in control of Congress, weakness in the housing market, rising energy costs and the apparent deceleration of domestic economic growth. However, these factors were offset by dynamic global growth trends and persistently improving corporate profitability. The domestic equity market ended the period with quite strong performance, despite two dramatic corrections. The period also saw a change in performance leadership to growth stocks from value stocks, which had led the market for seven years. As evidence accumulated that the pace of the economic expansion was slowing, investors tended to gravitate toward those companies able to produce more consistent earnings growth.

Stock selections in the Consumer Discretionary, Information Technology, Energy and Industrials sectors had the greatest positive influence on fund results. We began the period with a large overweight position in Consumer Discretionary stocks, but pared back our position as the period progressed and concerns grew about the outlook for consumer spending. Although the Consumer Discretionary group’s weighting in the Russell Midcap Growth underperformed, our selections provided a substantial support to results. The leading performer in the group was GameStop Corp., a retailer specializing in used gaming software and hardware. It gained market share and grew its revenues and earnings as the introduction of several expensive new computer game systems created more demand for used equipment. Priceline.com, an online travel auction service, was another stellar consumer performer, as it benefited both from increased market penetration in the U.S. and the expansion of its business in Europe. Other consumer investments that helped results included: Garmin, Ltd., a producer of global positioning system (GPS) devices; Strayer Education, a provider of adult post-secondary education programs; and Coach, Inc., the luxury goods retailer. Among our Information Technology holdings, we had solid performance from a number of companies. Research in Motion was the top individual contributor based on the popularity of its Blackberry hand-held wireless messaging products. Telecommunications equipment manufacturer Redback Networks provided a big gain to the fund when it was acquired by the Swedish company Ericcson. SINA, the Chinese internet company, was another major tech contributor. In Energy, we moved from an underweight to an overweight position during the year, focusing on oil field services companies. Notable contributors were National Oilwell Varco and Cameron International, two oil field services companies. Other investments that helped support results included: McDermott International, an engineering and construction firm, and Mosaic Co., a leading producer of fertilizers.

Selections in the Consumer Staples and Health Care sectors did not help results. In Consumer Staples, our lack of exposure to several solid performers held back results, as did the timing of our investment in natural foods retailer Whole Foods Market, whose planned acquisition of competitor Wild Oats raised questions about its growth prospects and prompted scrutiny by antitrust regulators. However, the company’s share price started regaining strength after we had sold our position. In Health Care, the leading detractor was DaVita, Inc. an operator of dialysis treatment centers. We sold our position in DaVita in late 2006. Another disappointing investment was airline JetBlue, whose stock never fully recovered from the effects of its widely publicized operational problems stemming from ice storms in February 2007. We reduced the position. Although Information Technology selections generally helped results, three tech holdings, Amdocs, Ltd., Akamai Technologies, and Network Appliance were notable exceptions.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure. All data is as of September 30, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	4/1/2007	9/30/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,119.81	$ 5.53
Class B	$ 1,000.00	$ 1,115.92	$ 9.39
Class C	$ 1,000.00	$ 1,113.99	$ 9.38
Class I	$ 1,000.00	$ 1,120.74	$ 4.09
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,019.85	$ 5.27
Class B	$ 1,000.00	$ 1,016.19	$ 8.95
Class C	$ 1,000.00	$ 1,016.19	$ 8.95
Class I	$ 1,000.00	$ 1,021.21	$ 3.90

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.04% for Class A, 1.77% for Class B, 1.77% for Class C and 0.77% for Class I), multiplied by the average account value over the period, multiplied by 183 / 365 days.

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 5.55	$ 5.44	$ 4.65	$ 4.25	$ 2.98

Income from investment operations
Net investment income (loss)	(0.01)	(0.02)	(0.03)	(0.03)	(0.03)[1]
Net realized and unrealized gains or losses on investments	1.47	0.13	0.82	0.43	1.30

Total from investment operations	1.46	0.11	0.79	0.40	1.27

Net asset value, end of period	$ 7.01	$ 5.55	$ 5.44	$ 4.65	$ 4.25

Total return[2]	26.31%	2.02%	16.99%	9.41%	42.62%

Ratios and supplemental data
Net assets, end of period (millions)	$ 540	$ 506	$ 564	$ 549	$ 544
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.06%	1.09%	1.13%	1.16%	1.22%
Expenses excluding waivers/reimbursements and expense reductions	1.07%	1.09%	1.13%	1.16%	1.22%
Net investment income (loss)	(0.36%)	(0.34%)	(0.68%)	(0.75%)	(0.84%)
Portfolio turnover rate	89%	110%	141%	140%	221%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 5.15	$ 5.08	$ 4.37	$ 4.02	$ 2.84

Income from investment operations
Net investment income (loss)	(0.06)[1]	(0.05)[1]	(0.07)[1]	(0.08)	(0.05)[1]
Net realized and unrealized gains or losses on investments	1.36	0.12	0.78	0.43	1.23

Total from investment operations	1.30	0.07	0.71	0.35	1.18

Net asset value, end of period	$ 6.45	$ 5.15	$ 5.08	$ 4.37	$ 4.02

Total return[2]	25.24%	1.38%	16.25%	8.71%	41.55%

Ratios and supplemental data
Net assets, end of period (millions)	$ 21	$ 21	$ 27	$ 30	$ 28
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.78%	1.79%	1.83%	1.86%	1.94%
Expenses excluding waivers/reimbursements and expense reductions	1.78%	1.79%	1.83%	1.86%	1.94%
Net investment income (loss)	(1.08%)	(1.04%)	(1.38%)	(1.45%)	(1.56%)
Portfolio turnover rate	89%	110%	141%	140%	221%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 5.15	$ 5.08	$ 4.37	$ 4.02	$ 2.85

Income from investment operations
Net investment income (loss)	(0.06)[1]	(0.05)[1]	(0.07)[1]	(0.07)	(0.05)[1]
Net realized and unrealized gains or losses on investments	1.36	0.12	0.78	0.42	1.22

Total from investment operations	1.30	0.07	0.71	0.35	1.17

Net asset value, end of period	$ 6.45	$ 5.15	$ 5.08	$ 4.37	$ 4.02

Total return[2]	25.24%	1.38%	16.25%	8.71%	41.05%

Ratios and supplemental data
Net assets, end of period (millions)	$ 7	$ 6	$ 7	$ 8	$ 8
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.78%	1.79%	1.83%	1.86%	1.94%
Expenses excluding waivers/reimbursements and expense reductions	1.78%	1.79%	1.83%	1.86%	1.94%
Net investment income (loss)	(1.09%)	(1.04%)	(1.38%)	(1.45%)	(1.56%)
Portfolio turnover rate	89%	110%	141%	140%	221%

1 Net investment income (loss) per share is based on average shares outstanding during the period.
2 Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Year Ended September 30,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 5.72	$ 5.59	$ 4.76	$ 4.33	$ 3.03

Income from investment operations
Net investment income (loss)	0[1]	(0.01)	(0.02)	(0.02)[1]	(0.02)[1]
Net realized and unrealized gains or losses on investments	1.52	0.14	0.85	0.45	1.32

Total from investment operations	1.52	0.13	0.83	0.43	1.30

Net asset value, end of period	$ 7.24	$ 5.72	$ 5.59	$ 4.76	$ 4.33

Total return	26.57%	2.33%	17.44%	9.93%	42.90%

Ratios and supplemental data
Net assets, end of period (millions)	$ 94	$ 114	$ 86	$ 41	$ 4
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.78%	0.79%	0.83%	0.86%	0.94%
Expenses excluding waivers/reimbursements and expense reductions	0.78%	0.79%	0.83%	0.86%	0.94%
Net investment income (loss)	(0.08%)	(0.03%)	(0.38%)	(0.42%)	(0.54%)
Portfolio turnover rate	89%	110%	141%	140%	221%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

September 30, 2007
	Shares	Value

COMMON STOCKS 99.0%
CONSUMER DISCRETIONARY 23.7%
Diversified Consumer Services 3.8%
Apollo Group, Inc., Class A *	109,000	$ 6,556,350
Strayer Education, Inc. (p)	112,100	18,903,423

		25,459,773

Hotels, Restaurants & Leisure 2.1%
International Game Technology	318,000	13,705,800

Household Durables 4.2%
Garmin, Ltd. (p)	115,500	13,790,700
Newell Rubbermaid, Inc.	477,100	13,750,022

		27,540,722

Internet & Catalog Retail 2.1%
priceline.com, Inc. * (p)	155,600	13,809,500

Media 2.7%
Focus Media Holding, Ltd., ADR (p)	141,000	8,180,820
Lamar Advertising Co., Class A (p)	197,500	9,671,575

		17,852,395

Multi-line Retail 1.2%
Nordstrom, Inc. (p)	176,700	8,285,463

Specialty Retail 3.7%
GameStop Corp., Class A *	331,000	18,651,850
J. Crew Group, Inc. * (p)	142,300	5,905,450

		24,557,300

Textiles, Apparel & Luxury Goods 3.9%
Coach, Inc. *	257,422	12,168,338
Hanesbrands, Inc. *	492,300	13,813,938

		25,982,276

ENERGY 11.6%
Energy Equipment & Services 8.4%
Cameron International Corp. *	140,400	12,957,516
Diamond Offshore Drilling, Inc.	157,000	17,786,530
National Oilwell Varco, Inc. *	171,500	24,781,750

		55,525,796

Oil, Gas & Consumable Fuels 3.2%
Denbury Resources, Inc. *	156,600	6,998,454
Southwestern Energy Co. *	341,000	14,270,850

		21,269,304

FINANCIALS 4.6%
Capital Markets 2.2%
Affiliated Managers Group, Inc. * (p)	112,449	14,338,372

Diversified Financial Services 2.4%
Nasdaq Stock Market, Inc. * (p)	433,200	16,322,976

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

September 30, 2007
	Shares	Value

COMMON STOCKS continued
HEALTH CARE 13.0%
Biotechnology 3.4%
Celgene Corp. * (p)	173,300	$ 12,358,023
Cephalon, Inc. *	142,400	10,403,744

		22,761,767

Health Care Equipment & Supplies 6.2%
Hologic, Inc. * (p)	238,600	14,554,600
Hospira, Inc. *	316,900	13,135,505
Smith & Nephew plc, ADR (p)	214,500	13,135,980

		40,826,085

Health Care Providers & Services 2.4%
Patterson Companies, Inc. *	74,700	2,884,167
Pediatrix Medical Group, Inc. *	202,200	13,227,924

		16,112,091

Health Care Technology 1.0%
Allscripts Heathcare Solutions, Inc. * (p)	236,700	6,398,001

INDUSTRIALS 14.6%
Commercial Services & Supplies 0.9%
FTI Consulting, Inc. *	119,600	6,017,076

Electrical Equipment 1.9%
Roper Industries, Inc. (p)	191,800	12,562,900

Industrial Conglomerates 2.5%
McDermott International, Inc. *	304,800	16,483,584

Machinery 5.5%
ITT Corp.	191,200	12,988,216
Manitowoc Co.	220,200	9,750,456
Terex Corp. *	157,200	13,993,944

		36,732,616

Road & Rail 1.8%
Landstar System, Inc.	284,600	11,944,662

Trading Companies & Distributors 2.0%
MSC Industrial Direct Co., Class A	262,900	13,300,111

INFORMATION TECHNOLOGY 24.3%
Communications Equipment 6.8%
F5 Networks, Inc. *	370,494	13,778,672
NICE-Systems, Ltd., ADS *	378,200	13,554,688
Research In Motion, Ltd. * (p)	177,900	17,532,045

		44,865,405

Computers & Peripherals 3.1%
Electronics for Imaging, Inc. * (p)	453,700	12,186,382
Network Appliance, Inc. *	311,365	8,378,832

		20,565,214

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

September 30, 2007
	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Internet Software & Services 2.2%
Akamai Technologies, Inc. * (p)	203,600	$ 5,849,428
SINA Corp. * (p)	190,900	9,134,565

		14,983,993

IT Services 1.9%
Cognizant Technology Solutions Corp., Class A *	155,800	12,428,166

Semiconductors & Semiconductor Equipment 7.8%
Intersil Corp., Class A (p)	406,200	13,579,266
MEMC Electronic Materials, Inc. *	192,900	11,354,094
NVIDIA Corp. *	437,400	15,851,376
SiRF Technology Holdings, Inc. * (p)	519,078	11,082,315

		51,867,051

Software 2.5%
Jack Henry & Associates, Inc.	520,300	13,454,958
VMware, Inc., Class A (p)	34,000	2,890,000

		16,344,958

MATERIALS 2.1%
Metals & Mining 2.1%
Titanium Metals Corp. * (p)	407,500	13,675,700

TELECOMMUNICATION SERVICES 5.1%
Diversified Telecommunication Services 2.4%
Time Warner Telecom, Inc. *	734,500	16,136,965

Wireless Telecommunication Services 2.7%
NII Holdings, Inc. * (p)	214,932	17,656,664

Total Common Stocks (cost $502,058,663)		656,312,686

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 30.8%
COMMERCIAL PAPER 1.5%
Erste Finance, LLC, 5.28%, 01/11/2008	$ 10,000,000	10,000,000

CORPORATE BONDS 5.4%
Capital Markets 2.0%
Carrera Capital Finance, LLC, FRN, 5.11%, 05/27/2008	2,999,700	3,000,133
Goldman Sachs Group, Inc., FRN, 5.41%, 12/28/2007	5,004,970	4,999,726
Morgan Stanley, FRN, 5.43%, 01/11/2008	5,005,350	5,001,231

		13,001,090

Consumer Finance 1.0%
Cullinan Finance Corp., FRN, 4.82%, 01/11/2008	4,999,028	4,999,816
Toyota Motor Credit Corp., FRN, 4.97%, 05/08/2008	2,000,000	1,997,262

		6,997,078

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

September 30, 2007	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED continued
CORPORATE BONDS continued
Diversified Financial Services 2.4%
Bank of America Corp., FRN, 5.30%, 02/08/2008	$ 6,000,000	$ 6,001,315
Premier Asset Collateralized Entity, LLC, FRN, 5.73%, 05/15/2008	4,999,500	5,000,871
Sigma Finance, Inc., FRN, 4.84%, 06/16/2008	5,000,175	4,994,156

		15,996,342

	Shares	Value

MUTUAL FUND SHARES 0.0%
AIM Short-Term Investments Trust Government & Agency Portfolio, Class I,
4.83% q	38,664	38,664

	Principal
	Amount	Value

REPURCHASE AGREEMENTS ^ 23.9%
ABN Amro, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $4,001,777	$ 4,000,000	4,000,000
Banc of America Securities, LLC, 5.32%, dated 09/28/2007, maturing
10/01/2007, maturity value $21,009,310	21,000,000	21,000,000
BNP Paribas SA, 5.33%, dated 09/28/2007, maturing 10/01/2007, maturity value
$2,000,888	2,000,000	2,000,000
Cantor Fitzgerald & Co. 5.45%, dated 09/28/2007, maturing 10/01/2007,
maturity value $23,010,446	23,000,000	23,000,000
Credit Suisse First Boston, LLC, 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $16,007,107	16,000,000	16,000,000
Deutsche Bank Securities, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $17,007,551	17,000,000	17,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 5.33%, dated 09/28/2007,
maturing 10/01/2007, maturity value $6,002,665	6,000,000	6,000,000
Greenwich Capital Markets, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $24,010,660	24,000,000	24,000,000
Lehman Brothers, Inc., 5.32%, dated 09/28/2007, maturing 10/01/2007,
maturity value $17,007,537	17,000,000	17,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., 5.32%, dated 09/28/2007, maturing
10/01/2007, maturity value $22,009,753	22,000,000	22,000,000
Nomura Securities International, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $6,002,665	6,000,000	6,000,000

		158,000,000

Total Investments of Cash Collateral from Securities Loaned
(cost $204,033,174)		204,033,174

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

September 30, 2007
	Shares	Value

SHORT-TERM INVESTMENTS 0.6%
MUTUAL FUND SHARES 0.6%
Evergreen Institutional Money Market Fund, Class I, 5.25% q ø
(cost $3,924,341)	3,924,341	$ 3,924,341

Total Investments (cost $710,016,178) 130.4%		864,270,201
Other Assets and Liabilities (30.4%)		(201,539,006)

Net Assets 100.0%		$ 662,731,195

*	Non-income producing security
(p)	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
^	Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 136 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares
FRN	Floating Rate Note

The following table shows the percent of total long-term investments by sector as of September 30, 2007:

Information Technology	24.5%
Consumer Discretionary	24.0%
Industrials	14.8%
Health Care	13.1%
Energy	11.7%
Telecommunication Services	5.1%
Financials	4.7%
Materials	2.1%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

Assets
Investments in securities, at value (cost $548,091,837) including $197,662,183
of securities loaned	$ 702,345,860
Investments in affiliated money market fund, at value (cost $3,924,341)	3,924,341
Investments in repurchase agreements, at value (cost $158,000,000)	158,000,000

Total investments	864,270,201
Receivable for securities sold	9,398,264
Receivable for Fund shares sold	326,038
Dividends receivable	85,785
Receivable for securities lending income	43,612
Prepaid expenses and other assets	74,643

Total assets	874,198,543

Liabilities
Payable for securities purchased	6,629,571
Payable for Fund shares redeemed	598,592
Payable for securities on loan	204,033,174
Advisory fee payable	25,865
Distribution Plan expenses payable	2,866
Due to other related parties	7,376
Accrued expenses and other liabilities	169,904

Total liabilities	211,467,348

Net assets	$ 662,731,195

Net assets represented by
Paid-in capital	$ 492,523,577
Undistributed net investment income	9,052,363
Accumulated net realized gains on investments	6,901,232
Net unrealized gains on investments	154,254,023

Total net assets	$ 662,731,195

Net assets consists of
Class A	$ 540,447,208
Class B	20,947,507
Class C	7,479,108
Class I	93,857,372

Total net assets	$ 662,731,195

Shares outstanding (unlimited number of shares authorized)
Class A	77,083,625
Class B	3,248,362
Class C	1,158,848
Class I	12,968,895

Net asset value per share
Class A	$ 7.01
Class A—Offering price (based on sales charge of 5.75%)	$ 7.44
Class B	$ 6.45
Class C	$ 6.45
Class I	$ 7.24

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment income
Dividends (net of foreign withholding taxes of $3,536)	$ 3,511,860
Securities lending	457,129
Income from affiliate	495,136

Total investment income	4,464,125

Expenses
Advisory fee	3,058,996
Distribution Plan expenses
Class A	1,558,388
Class B	210,708
Class C	66,867
Administrative services fee	638,408
Transfer agent fees	816,319
Trustees’ fees and expenses	10,147
Printing and postage expenses	124,131
Custodian and accounting fees	168,221
Registration and filing fees	48,053
Professional fees	98,621
Interest expense	15,423
Other	7,000

Total expenses	6,821,282
Less: Expense reductions	(15,678)
Expense reimbursements	(77,547)

Net expenses	6,728,057

Net investment loss	(2,263,932)

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	110,872,904
Foreign currency related transactions	(132)

Net realized gains on investments	110,872,772
Net change in unrealized gains or losses on investments	42,976,810

Net realized and unrealized gains or losses on investments	153,849,582

Net increase in net assets resulting from operations	$ 151,585,650

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2007		2006

Operations
Net investment loss	$ (2,263,932)		$ (2,185,970)
Net realized gains on investments	110,872,772		11,358,709
Net change in unrealized gains or losses
on investments	42,976,810		4,200,105

Net increase in net assets resulting from
operations	151,585,650		13,372,844

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,376,213	8,686,939	4,030,811	22,209,728
Class B	266,771	1,552,437	448,114	2,290,712
Class C	284,232	1,646,842	149,029	775,604
Class I	3,430,863	22,333,393	10,386,569	57,734,958

	34,219,611		83,011,002

Automatic conversion of Class B shares
to Class A shares
Class A	273,124	1,710,588	394,462	2,173,569
Class B	(295,991)	(1,710,588)	(423,891)	(2,173,569)

	0		0

Payment for shares redeemed
Class A	(15,665,477)	(97,342,315)	(16,996,254)	(93,014,730)
Class B	(768,483)	(4,457,039)	(1,244,384)	(6,353,819)
Class C	(298,139)	(1,715,526)	(437,129)	(2,190,419)
Class I	(10,362,989)	(66,076,786)	(5,842,934)	(32,839,000)

	(169,591,666)		(134,397,968)

Net decrease in net assets resulting from
capital share transactions	(135,372,055)		(51,386,966)

Total increase (decrease) in net assets	16,213,595		(38,014,122)
Net assets
Beginning of period	646,517,600		684,531,722

End of period	$ 662,731,195		$ 646,517,600

Undistributed net investment income (loss)	$ 9,052,363		$ (50,063)

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Mid Cap Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

19

NOTES TO FINANCIAL STATEMENTS continued

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign

20

NOTES TO FINANCIAL STATEMENTS continued

income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to passive foreign investment companies. During the year ended September 30, 2007, the following amounts were reclassified:

Undistributed net investment income	$ 11,366,358
Accumulated net realized gains on investments	(11,366,358)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.51% and declining to 0.26% as average daily net assets increase. For the year ended September 30, 2007, the advisory fee was equivalent to 0.48% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2007, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $77,547.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

21

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September 30, 2007, the transfer agent fees were equivalent to an annual rate of 0.13% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2007, the Fund paid brokerage commissions of $130,211 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2007, EIS received $4,734 from the sale of Class A shares and $25,501 and $466 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $561,275,702 and $698,445,917, respectively, for the year ended September 30, 2007.

During the year ended September 30, 2007, the Fund loaned securities to certain brokers. At September 30, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $197,662,183 and $204,033,174, respectively.

On September 30, 2007, the aggregate cost of securities for federal income tax purposes was $720,437,087. The gross unrealized appreciation and depreciation on securities based on tax cost was $152,323,188 and $8,490,074, respectively, with a net unrealized appreciation of $143,833,114.

22

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed		Temporary
Undistributed	Long-term	Unrealized	Book/Tax
Ordinary Income	Capital Gain	Appreciation	Differences

$ 9,101,440	$ 17,322,141	$ 143,833,114	$ (49,077)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%.

During the year ended September 30, 2007, the Fund had average borrowings outstanding of $264,540 at an average rate of 5.83% and paid interest of $15,423.

23

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after

24

NOTES TO FINANCIAL STATEMENTS continued

December 15, 2006. The adoption on FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

13. SUBSEQUENT DISTRIBUTION(S)

On November 15, 2007, the Fund declared distributions from long-term capital gains to shareholders of record on November 14, 2007. The per share amounts payable on November 16, 2007 were as follows:

Long-term
Capital
Gains

Class A	$ 0.1727
Class B	0.1727
Class C	0.1727
Class I	0.1727

These distributions are not reflected in the accompanying financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Mid Cap Growth Fund, a series of the Evergreen Equity Trust, as of September 30, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Mid Cap Growth Fund as of September 30, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2007

26

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Mid Cap Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic

27

ADDITIONAL INFORMATION (unaudited) continued

planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed

28

ADDITIONAL INFORMATION (unaudited) continued

the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the Evergreen funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were

29

ADDITIONAL INFORMATION (unaudited) continued

appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class B shares (the Fund’s oldest share class) had outperformed the Fund’s benchmark, the Russell Midcap Growth Index, and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the three-, five-, and ten-year periods ended December 31, 2006, the Fund’s Class B shares had underper-formed the Fund’s benchmark index, and a majority of the funds against which the Trustees compared the Fund’s performance for the three- and ten-year periods ended December 31, 2006. The Trustees noted that the Fund’s Class B shares had outperformed a majority of the funds against which the Trustees compared the Fund’s performance for the five-year period ended December 31, 2006.

The Trustees noted that the Fund’s management fee was lower than the management fees paid by most of the other funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other clients pay advisory fees to EIMC or its affiliates for advisory services that are comparable to the advisory services they provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, EIMC pointed out that there is substantially greater legal and other risk to EIMC and its affiliates from managing public mutual funds than in managing private accounts. The Trustees also considered

30

ADDITIONAL INFORMATION (unaudited) continued

the investment performance of those other accounts managed by EIMC and its affiliates, and concluded that the performance of those accounts did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

31

This page left intentionally blank
32

This page left intentionally blank
33

This page left intentionally blank
34

This page left intentionally blank
35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $285 billion in assets as of September 30, 2007, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at **EvergreenInvestments.com**

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the eighth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2006, Evergreen was ranked fifth overall out of 37 participating companies.

563825 rv3 11/2007

Evergreen Investments™
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

563825  rv3    11/2007

Evergreen Omega Fund

Evergreen

OMEGA FUND

Annual Report
as of September 30, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

November 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Omega Fund for the twelve-month period ended September 30, 2007.

The U.S. stock market produced solid returns during an eventful twelve-month period. It was a period that began and that ended amid worries about a weakening housing market, rising oil prices and the possibility of economic downturn. Moreover, the general upward surge in stock prices was interrupted twice within the period by dramatic stock sell-offs. However, through it all, dynamic global growth trends and strong corporate earnings combined to drive equity prices higher. The fiscal year also witnessed changes in leadership in the domestic equity market. Reversing multi-year trends, growth stocks started to outperform value stocks, while large cap stocks gained a performance edge over small and mid cap equities. Outside the U.S., stocks did even better than in domestic markets, with emerging market equities delivering particularly strong results, propelled by strong global growth trends.

The domestic fixed income markets also saw changes in sentiment. While high yield and other credit-sensitive securities tended to outperform for the full period, Treasuries and other high-grade securities gained a distinct advantage in the final weeks of the period.

Despite the weakness in the housing market, related problems in the subprime mortgage industry and some apparent slowing of job growth in the closing weeks of the fiscal year, the economy continued to

1

LETTER TO SHAREHOLDERS continued

grow throughout the twelve-month period. Rising corporate capital investments, resilient strength in consumer purchasing, increasing government spending and brisk export activity combined to propel the economy ahead. Gross Domestic Product grew at an annual rate of 3.8% in the second quarter of 2007 and then accelerated slightly to a rate of 3.9% in the third quarter, as reported by the U.S. Bureau of Economic Analysis. Nevertheless, the capital markets, roiled by the subprime and housing industry concerns, appeared increasingly volatile, leading the U.S. Federal Reserve Board (the “Fed”) to adjust its policy late in the period and to inject additional liquidity into the financial system. The nation’s central bank cut the discount rate in August, and then followed up by reducing the influential fed funds rate from 5.25% to 4.75% in September while also cutting the discount rate again. A month later, after the fiscal period ended, the Fed cut the key fed funds rate once again, this time by 25 basis points, to 4.5% .

During the fiscal year, the management teams of Evergreen’s growth-oriented equity funds sought out opportunities for capital appreciation consistent with each fund’s investment discipline. The portfolio manager for Evergreen Large Company Growth Fund and Evergreen Omega Fund, for example, employed a bottom-up, fundamental analysis in selecting growth stocks. The manager supervising Evergreen Mid Cap Growth Fund and Evergreen Small-Mid Growth Fund continued to strike a balance between investments in companies with more consistent earnings growth and companies whose profits were more closely linked to the business cycle. The team supervising Evergreen Growth Fund, meanwhile, focused on finding small cap companies with above-average

2

LETTER TO SHAREHOLDERS continued

earnings prospects and reasonable stock valuations. The portfolio manager of Evergreen Enhanced S&P 500® Fund, in turn, employed a largely quantitative discipline in choosing a portfolio of predominately large cap stocks from both the value and growth stock universes.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the National Association of Securities Dealers (NASD).

3

FUND AT A GLANCE

as of September 30, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Aziz Hamzaogullari, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2007.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/29/1968

	Class A	Class B	Class C	Class I	Class R
Class inception date	4/29/1968	8/2/1993	8/2/1993	1/13/1997	10/10/2003

Nasdaq symbol	EKOAX	EKOBX	EKOCX	EOMYX	EKORX

Average annual return*

1-year with sales charge	15.76%	16.95%	20.93%	N/A	N/A

1-year w/o sales charge	22.81%	21.95%	21.93%	23.12%	22.50%

5-year	12.16%	12.45%	12.69%	13.83%	13.33%

10-year	5.77%	5.63%	5.63%	6.69%	6.32%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R.
The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class R prior to its inception is based on the performance of Class A, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.30% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been lower.

The advisor is waiving a portion of its advisory fee and reimbursing a portion of the 12b-1 fee for Class A. Had the fees not been waived or reimbursed, returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Omega Fund Class A shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 22.81% for the twelve-month period ended September 30, 2007, excluding any applicable sales charges. During the same period, the Russell 1000 Growth returned 19.35% .

The fund’s objective is to seek long-term capital growth.

Investment Process

I assumed portfolio management responsibility for Evergreen Omega Fund effective June 30, 2006, and I would like to take this opportunity to share with you some insights into the investment philosophy and process that I have brought to the fund. I am a strong believer in the importance of a disciplined, well-defined investment process for achieving superior long-term investment results.

Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long term. Our ultimate goal is to invest in what we believe are structurally good businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis. We tend to pursue a small number of companies that we believe can sustain above-average growth of long-term cash flows and sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the fund’s portfolio turnover may be relatively low. Our sector weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation.

Our long-term intrinsic worth models incorporate assumptions that serve as fundamental milestones along a company’s growth trajectory. We invest in companies where we believe the risk-reward profile is favorable and when one of the following factors exists: growth potential is underestimated; investors overreact to short-term concerns; companies are priced below private market value; or valuation is low relative to normalized cash flow power. We reduce or sell our holdings when an assumption has proved to be flawed; a stock fully reflects fair value; unfavorable structural change takes place in the business; or better risk-reward opportunities are identified.

Contributors to performance

The fund’s outperformance relative to its benchmark during the period was mostly driven by stock selection in the Consumer Discretionary, Health Care and Information Technology sectors. During the fiscal year, I made no meaningful changes to the fund’s sector positioning, continuing with overweight positions in Information Technology, Health Care and Consumer Discretionary names and underweight positions in Industrials, Energy and Materials. I increased our exposure in Consumer Staples via three new positions (Whole Foods, Clorox and McCormick & Co.) and slightly decreased our significant overweight position in Information Technology by selling two of our positions. I eliminated our investments in Pall Corp. and Abbott Labs as these stocks reached our intrinsic value estimates after reporting better-than-expected results. I sold our OSI Restaurant Partners position as the company agreed to a buyout in November 2006, and I used this position as a source for cash. In a similar fashion, I sold Affiliated Computer Services, Inc. after the company received a cash bid to be taken private. I eliminated the spin-off companies from Tyco-Covidien and Tyco Electronics—as the valuation of these companies reached our intrinsic value estimate. The only portion we kept from our original position was Tyco International. I eliminated Chico’s and Lexmark once we determined that the key assumptions driving our intrinsic value estimates were simply wrong. For example, in Chico’s case, we decided that our structural operating margin estimates were too

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of September 30, 2007, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY continued

high, since the company’s incremental growth opportunities may lower the margin and return profile of the company, which may negatively impact the value of the business. Lastly, I eliminated our very small position in Johnson & Johnson, since better risk-reward opportunities were identified.

During the period, I initiated investments in Avid Technology, Inc., Cintas Corp., Clorox Co., Expeditors International, Home Depot, McCormick & Co., Novartis, Timberland, UPS, WellPoint and Whole Foods.

Strong security selection in Consumer Discretionary and Health Care were the main contributors to performance this fiscal year. In Consumer Discretionary, two of the top ten positions in the overall portfolio at the beginning of the year, Amazon and Apollo Group, contributed the most, as both companies reported better-than-expected operating results in terms of sales growth and margins. Both of these positions were out-of-favor companies that came under short-term pressure as they were investing in their business for the long-term and were hit especially hard on the operating margin line. Amazon was the worst-performing stock for our portfolio in the quarter ending September 2006, and Apollo Group was the worst-performing stock in the quarter ending December 2006. In both of these cases, I used the pessimism surrounding these companies as buying opportunities, since we believed that both of these companies had sustainable competitive advantages and sources of growth drivers, with strong cash flow streams and management committed to long-term thinking, selling at a substantial discount to our estimates of intrinsic value.

Individual stocks adding to results during the fiscal year included, Biogen and Bristol Myers within the Health Care sector. Within the Information Technology sector, EBay, Cisco Systems, Google, Altera and Oracle all reported better-than-expected metrics. Pall in Industrials and Coca Cola in Consumer Staples were also top contributors.

Detractors from performance

Our lack of exposure in Materials and underweight position in Energy, as well as the fund’s positions in individual stocks including Amgen, Timberland, Wal-Mart and Legg Mason, were detractors from performance. In the case of Materials and Energy, the key driver for companies in these sectors, in our opinion, was the price of commodities, which is driven by supply and demand. We believed commodities prices were well above our estimate of the marginal cost of production, which in my opinion is not the best time to invest in these cyclical businesses. More important, when we looked at the embedded expectations in these companies in terms of margins and returns, we found the prices unattractive.

Among the underperforming stocks, I added to or initiated positions in Amgen, Timberland and Legg Mason to take advantage of the price weaknesses.

In Health Care, Amgen’s stock was negatively impacted by uncertainty around its highly successful anemia franchise, competitive concerns around the introduction of Roche’s CERA and questions about its pipeline after the Vectibix failure. I decided to take advantage of the price weakness in Amgen and add to our position. In my opinion, the current valuation of Amgen has given very little credit to the company’s future pipeline and cash flows. Currently, Amgen has five of the seven total biotech blockbusters on the market. The company has been the leader in the anemia market, white blood cell booster market and rheumatoid arthritis market. Though we believe that recent events will result in slower revenue growth and slightly lower margins for the company, we believe Amgen has economic characteristics that are very difficult to duplicate, driven by strong intellectual property and research and development pipeline and the ability for commercialization. The company has a solid balance sheet, as well as strong cash flow generation and value-creation capabilities. Lastly, the current valuation and risk-reward profile, in our opinion, is attractive based on our estimate of intrinsic value and low expectations driven by recent negative events.

Timberland is a global footwear and apparel company with a significant and leading market share in the global rugged outdoor footwear category. The company’s stock has been under pressure for the last two years as a result of weak fundamentals. The company’s top-line growth decelerated significantly, especially in the domestic classic yellow boot business, after four years of above-trend fashion-driven sales growth mostly in the urban consumer segment. The weakness in revenue resulted in lower operating margins. We believe the issues that are facing Timberland are temporary rather than structural in nature, and we used this weakness in the company’s shares and near-term uncertainty to make an investment in this strong-branded consumer franchise. We believe that the most significant competitive advantage for Timberland is its well-known global brand and the distribution capabilities the brand provides. These advantages resulted in premium pricing and returns well above the company’s cost of capital, and, more important, we believe the company can attain attractive return on capital in the long term. Once the company stabilizes its business, we believe the

6

PORTFOLIO MANAGER COMMENTARY continued

sustainable long-term top-line growth may be in the mid-single digits. We expect the free cash flow growth to be significantly higher, however, as the company improves its margin structure from the current depressed levels. We believe the structural margin for a business like this is around the low-to-middle teens. The company has a very strong debt-free balance sheet and significant cash flow generation capability. In terms of management, Jeffrey Swartz, who is of the third generation of the founding Swartz family (the family owns 22% of the total company), is the president and CEO and has a long-term value-creation orientation. Lastly, we believe the current embedded expectations are too pessimistic versus our own key assumptions in terms of growth, margins and returns. We believe the business is selling at a discount to our estimate of intrinsic value.

Legg Mason was down, as recent performance issues of some of its major equity managers and the resulting asset outflows for its equity products in the last reported quarter weighed negatively on the stock. I increased our position from 1% at the end of June to 2.9% at the end of the fiscal year, as we believed the issues facing the company are temporary rather than structural in nature. The empirical data shows that even the best managers in terms of track records underperform peers from time to time, sometimes for a prolonged period. This usually results in asset outflows. We believe this recent negative backdrop created a great investment opportunity in this great franchise. As of September 30, 2007, Legg Mason is one of the largest independent asset managers in the world and has a collection of strong brands across a variety of asset classes. We believe Legg Mason is a company with significant competitive advantages in a structurally attractive industry in terms of margins and returns on capital. The first big differentiator and source of competitive advantage for the company is its culture that encourages independent investment processes and long-term focus, which we believe are the key drivers for long-term, superior investment results. This has also been a key driver for the company’s ability to attract good investment talent and distinguished investment organizations through acquisitions. Second, under the leadership of Chip Mason over the last twenty-five years, the company institutionalized processes and incentive structures for a long-term sustainable investment organization, which we believe is a key element in a human capital-intensive business. Lastly, the company has built scale and a distribution footprint, which would be difficult to replicate successfully. We believe the key drivers for growth for the company are such expanded distribution capabilities that are building a global footprint, alternative investments and the leveraging of current investment expertise by expanding and growing into institutional and retail channels. The company has a strong balance sheet and cash flow generation capabilities. The managers are strong operators and have extensive tenure with the company, with a focus on long-term value creation. Lastly, we believe the current embedded expectations are too pessimistic versus our own key assumptions in terms of growth, margins and returns. Therefore, we believe the business is selling at a discount to our estimate of intrinsic value.

This investment process is guided by my steadfast commitment to the long term. A byproduct of such a process and philosophy has been a relatively low portfolio turnover ratio, even though the fund does not have a stated goal of maintaining a specified level of portfolio turnover. At the end of the fiscal year, the portfolio turnover ratio was 23%. While shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio, our commitment remains to a philosophy of investing for the long term.

I thank you for your investment in Evergreen Omega Fund.

Aziz V. Hamzaogullari, CFA

This commentary reflects the views and opinions of the Fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

You should carefully consider the Fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 to September 30, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	4/1/2007	9/30/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,158.44	$ 7.52
Class B	$ 1,000.00	$ 1,154.33	$ 11.40
Class C	$ 1,000.00	$ 1,154.36	$ 11.40
Class I	$ 1,000.00	$ 1,160.09	$ 6.01
Class R	$ 1,000.00	$ 1,157.27	$ 8.71
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.10	$ 7.03
Class B	$ 1,000.00	$ 1,014.49	$ 10.66
Class C	$ 1,000.00	$ 1,014.49	$ 10.66
Class I	$ 1,000.00	$ 1,019.50	$ 5.62
Class R	$ 1,000.00	$ 1,017.00	$ 8.14

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.39% for Class A, 2.11% for Class B, 2.11% for Class C, 1.11% for Class I and 1.61% for Class R), multiplied by the average account value over the period, multiplied by 183 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS A	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 25.60	$ 25.54	$ 23.00	$ 21.07	$ 16.69

Income from investment operations
Net investment income (loss)	(0.11)[1]	(0.15)[1]	(0.12)[1]	(0.22)	(0.20)[1]
Net realized and unrealized gains or losses on investments	5.95	0.21	2.66	2.15	4.58

Total from investment operations	5.84	0.06	2.54	1.93	4.38

Net asset value, end of period	$ 31.44	$ 25.60	$ 25.54	$ 23.00	$ 21.07

Total return[2]	22.81%	0.23%	11.04%	9.16%	26.24%

Ratios and supplemental data
Net assets, end of period (thousands)	$595,296	$520,421	$449,639	$485,315	$441,808
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.40%	1.42%	1.44%	1.49%	1.67%
Expenses excluding waivers/reimbursements
and expense reductions	1.46%	1.51%	1.48%	1.51%	1.67%
Net investment income (loss)	(0.38%)	(0.57%)	(0.49%)	(0.92%)	(1.11%)
Portfolio turnover rate	23%	128%	134%	159%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS B	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 22.51	$ 22.62	$ 20.51	$ 18.92	$ 15.10

Income from investment operations
Net investment income (loss)	(0.27)[1]	(0.29)[1]	(0.25)[1]	(0.34)[1]	(0.30)[1]
Net realized and unrealized gains or losses on investments	5.21	0.18	2.36	1.93	4.12

Total from investment operations	4.94	(0.11)	2.11	1.59	3.82

Net asset value, end of period	$ 27.45	$ 22.51	$ 22.62	$ 20.51	$ 18.92

Total return[2]	21.95%	(0.49%)	10.29%	8.40%	25.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$183,129	$311,011	$437,122	$542,897	$578,129
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	2.11%	2.12%	2.14%	2.19%	2.39%
Expenses excluding waivers/reimbursements
and expense reductions	2.15%	2.21%	2.18%	2.21%	2.39%
Net investment income (loss)	(1.08%)	(1.27%)	(1.17%)	(1.62%)	(1.83%)
Portfolio turnover rate	23%	128%	134%	159%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS C	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 22.57	$ 22.67	$ 20.57	$ 18.97	$ 15.14

Income from investment operations
Net investment income (loss)	(0.27)[1]	(0.29)[1]	(0.25)[1]	(0.34)[1]	(0.30)[1]
Net realized and unrealized gains or losses on investments	5.22	0.19	2.35	1.94	4.13

Total from investment operations	4.95	(0.10)	2.10	1.60	3.83

Net asset value, end of period	$ 27.52	$ 22.57	$ 22.67	$ 20.57	$ 18.97

Total return[2]	21.93%	(0.44%)	10.21%	8.43%	25.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$54,982	$64,042	$92,223	$128,964	$133,551
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	2.11%	2.12%	2.14%	2.19%	2.39%
Expenses excluding waivers/reimbursements
and expense reductions	2.15%	2.21%	2.18%	2.21%	2.39%
Net investment income (loss)	(1.09%)	(1.27%)	(1.15%)	(1.62%)	(1.83%)
Portfolio turnover rate	23%	128%	134%	159%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

2 Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS I	2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 26.25	$ 26.10	$ 23.44	$ 21.40	$ 16.91

Income from investment operations
Net investment income (loss)	(0.03)[1]	(0.08)[1]	(0.04)[1]	(0.15)	(0.16)[1]
Net realized and unrealized gains or losses on investments	6.10	0.23	2.70	2.19	4.65

Total from investment operations	6.07	0.15	2.66	2.04	4.49

Net asset value, end of period	$ 32.32	$ 26.25	$ 26.10	$ 23.44	$ 21.40

Total return	23.12%	0.57%	11.35%	9.53%	26.55%

Ratios and supplemental data
Net assets, end of period (thousands)	$16,503	$16,344	$10,526	$15,127	$13,913
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.11%	1.12%	1.14%	1.19%	1.39%
Expenses excluding waivers/reimbursements
and expense reductions	1.15%	1.21%	1.18%	1.21%	1.39%
Net investment income (loss)	(0.09%)	(0.30%)	(0.15%)	(0.62%)	(0.83%)
Portfolio turnover rate	23%	128%	134%	159%	206%

1 Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,

CLASS R	2007	2006	2005	2004[1]

Net asset value, beginning of period	$25.47	$25.46	$22.97	$22.31

Income from investment operations
Net investment income (loss)	(0.14)[2]	(0.19)[2]	(0.24)[2]	(0.22)[2]
Net realized and unrealized gains or losses on investments	5.87	0.20	2.73	0.88

Total from investment operations	5.73	0.01	2.49	0.66

Net asset value, end of period	$31.20	$25.47	$25.46	$22.97

Total return	22.50%	0.04%	10.84%	2.96%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 63	$ 445	$ 385	$ 7
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions	1.61%	1.62%	1.63%	1.64%[3]
Expenses excluding waivers/reimbursements
and expense reductions	1.65%	1.71%	1.67%	1.66%[3]
Net investment income (loss)	(0.53%)	(0.75%)	(0.98%)	(1.00%)[3]
Portfolio turnover rate	23%	128%	134%	159%

1 For the period from October 10, 2003 (commencem ent of class operations), to September 30, 2004.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS

September 30, 2007

	Shares	Value

COMMON STOCKS 99.7%
CONSUMER DISCRETIONARY 21.6%
Diversified Consumer Services 5.8%
Apollo Group, Inc., Class A *	813,733	$48,946,040

Hotels, Restaurants & Leisure 1.1%
Carnival Corp.	188,981	9,152,350

Internet & Catalog Retail 7.8%
Amazon.com, Inc. * (p)	712,342	66,354,659

Media 2.3%
Omnicom Group, Inc.	416,380	20,023,714

Multi-line Retail 0.8%
Target Corp.	109,802	6,980,113

Specialty Retail 1.7%
Best Buy Co., Inc.	212,252	9,767,837
Home Depot, Inc. *	154,250	5,003,870

		14,771,707

Textiles, Apparel & Luxury Goods 2.1%
Timberland Co., Class A * (p)	931,718	17,665,373

CONSUMER STAPLES 10.3%
Beverages 2.8%
Coca-Cola Co.	409,743	23,547,930

Food & Staples Retailing 3.0%
Wal-Mart Stores, Inc. (p)	462,743	20,198,732
Whole Foods Market, Inc. * (p)	104,300	5,106,528

		25,305,260

Food Products 1.0%
McCormick & Co., Inc.	240,300	8,643,591

Household Products 3.5%
Clorox Co.	180,200	10,990,398
Procter & Gamble Co.	266,791	18,766,079

		29,756,477

ENERGY 1.4%
Oil, Gas & Consumable Fuels 1.4%
Chevron Corp.	65,700	6,148,206
ConocoPhillips	67,940	5,963,094

		12,111,300

FINANCIALS 6.8%
Capital Markets 2.8%
Legg Mason, Inc.	288,300	24,300,807

Diversified Financial Services 2.0%
Citigroup, Inc.	365,704	17,067,405

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 2.0%
Marsh & McLennan Cos. (p)	659,692	$16,822,146

HEALTH CARE 19.8%
Biotechnology 7.3%
Amgen, Inc. *	651,745	36,869,215
Biogen Idec, Inc. *	380,125	25,213,691

		62,082,906

Health Care Equipment & Supplies 6.1%
Medtronic, Inc. (p)	409,415	23,095,100
St. Jude Medical, Inc. *	182,103	8,025,279
Zimmer Holdings, Inc. *	253,656	20,543,600

		51,663,979

Health Care Providers & Services 0.9%
WellPoint, Inc. *	99,700	7,868,324

Pharmaceuticals 5.5%
Bristol-Myers Squibb Co.	389,621	11,228,877
Novartis AG, ADR	489,800	26,919,408
Pfizer, Inc.	343,991	8,403,700

		46,551,985

INDUSTRIALS 5.7%
Air Freight & Logistics 2.4%
Expeditors International of Washington, Inc.	348,761	16,496,395
United Parcel Service, Inc., Class B	55,500	4,168,050

		20,664,445

Commercial Services & Supplies 2.3%
Cintas Corp.	516,200	19,151,020

Industrial Conglomerates 1.0%
Tyco International, Ltd.	187,456	8,311,810

INFORMATION TECHNOLOGY 34.1%
Communications Equipment 6.5%
Cisco Systems, Inc. *	873,727	28,929,101
QUALCOMM, Inc.	627,541	26,519,883

		55,448,984

Computers & Peripherals 3.5%
Avid Technology, Inc. * (p)	183,300	4,963,764
Dell, Inc. *	884,812	24,420,811

		29,384,575

Internet Software & Services 7.2%
eBay, Inc. * (p)	871,726	34,014,749
Google, Inc., Class A *	48,435	27,475,722

		61,490,471

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services 0.9%
Automatic Data Processing, Inc.	159,992	$7,348,433

Semiconductors & Semiconductor Equipment 8.8%
Altera Corp.	1,715,387	41,306,519
Intel Corp.	793,461	20,518,901
KLA-Tencor Corp. (p)	88,017	4,909,588
Texas Instruments, Inc.	225,986	8,268,828

		75,003,836

Software 7.2%
Microsoft Corp.	905,306	26,670,315
Oracle Corp. *	1,581,731	34,244,476

		60,914,791

Total Common Stocks (cost $684,451,043)		847,334,431

	Principal
	Amount	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED 12.0%
COMMERCIAL PAPER 0.8%
Erste Finance, LLC, 5.28%, 01/11/2008	$ 5,000,000	5,000,000
Morgan Stanley, 5.31%, 10/29/2007	2,000,000	2,000,000

		7,000,000

CORPORATE BONDS 5.0%
Capital Markets 1.8%
Citigroup Global Markets, Inc., 5.37%, 10/01/2007	10,000,000	10,000,000
Morgan Stanley, FRN, 5.43%, 01/11/2008	5,005,350	5,001,231

		15,001,231

Consumer Finance 0.6%
Carrera Capital Finance, LLC, FRN, 5.11%, 05/27/2008	2,999,700	3,000,133
Toyota Motor Credit Corp., FRN, 4.97%, 05/08/2008	2,000,000	1,997,262

		4,997,395

Diversified Financial Services 2.6%
Bank of America Corp., FRN, 5.30%, 02/08/2008	4,000,000	4,000,877
Cullinan Finance Corp., FRN, 4.82%, 01/11/2008	4,999,028	4,999,816
Premier Asset Collateralized Entity, LLC, FRN, 5.73%, 05/15/2008	2,999,700	3,000,522
Sedna Finance, Inc., FRN, 4.83%, 10/26/2007	4,998,750	4,999,451
Sigma Finance, Inc., FRN, 4.84%, 06/16/2008	5,000,175	4,994,156

		21,994,822

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

September 30, 2007

	Shares	Value

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED continued
MUTUAL FUND SHARES 0.1%
AIM Short-Term Investments Trust Government and Agency Portfolio,
Class I, 4.83% q	631,249	$631,249

	Principal
	Amount	Value

REPURCHASE AGREEMENTS^ 6.1%
ABN Amro, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007, maturity value
$2,000,888	$ 2,000,000	2,000,000
Banc of America Securities, LLC, 5.32%, dated 09/28/2007, maturing 10/01/2007,
maturity value $24,010,640	24,000,000	24,000,000
BNP Paribas Securities, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $10,004,442	10,000,000	10,000,000
Cantor Fitzgerald & Co., 5.45%, dated 09/28/2007, maturing 10/01/2007,
maturity value $2,000,908	2,000,000	2,000,000
Credit Suisse First Boston LLC, 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $1,000,444	1,000,000	1,000,000
Deutsche Bank Securities, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $2,000,888	2,000,000	2,000,000
Dresdner Kleinwort Wasserstein Securities, LLC, 5.33%, dated 09/28/2007,
maturing 10/01/2007, maturity value $1,000,444	1,000,000	1,000,000
Greenwich Capital Markets, Inc., 5.33%, dated 09/28/2007, maturing 10/01/2007,
maturity value $2,000,888	2,000,000	2,000,000
Lehman Brothers, Inc., 5.32%, dated 09/28/2007, maturing 10/01/2007, maturity
value $1,000,443	1,000,000	1,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., 5.32%, dated 09/28/2007, maturing
10/01/2007, maturity value $3,001,330	3,000,000	3,000,000
Nomura Securities International, Inc., 5.33%, dated 09/28/2007, maturing
10/01/2007, maturity value $4,001,777	4,000,000	4,000,000

		52,000,000

Total Investments of Cash Collateral from Securities Loaned
(cost $101,624,697)		101,624,697

	Shares	Value

SHORT-TERM INVESTMENTS 0.2%
MUTUAL FUND SHARES 0.2%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 4.66% q ø
(cost $1,772,042)	1,772,042	1,772,042

Total Investments (cost $787,847,782) 111.9%		950,731,170
Other Assets and Liabilities (11.9%)		(100,757,881)

Net Assets 100.0%		$849,973,289

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

September 30, 2007

*	Non-income producing security
(p)	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
^	Collateral is pooled with the collateral of other Evergreen funds and allocated on a pro-rata basis into 136 issues of high grade short-term securities such that sufficient collateral is applied to the respective repurchase agreement.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
FRN	Floating Rate Note

The following table shows the percent of total long-term investments by sector as of September 30, 2007:

Information Technology	34.2%
Consumer Discretionary	21.7%
Health Care	19.8%
Consumer Staples	10.3%
Financials	6.9%
Industrials	5.7%
Energy	1.4%

100.0%

See Notes to Financial Statements

18

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

Assets
Investments in securities, at value (cost $786,075,740) including $98,423,587
of securities loaned	$948,959,128
Investments in affiliated money market fund, at value (cost $1,772,042)	1,772,042

Total investments	950,731,170
Receivable for securities sold	11,066,411
Receivable for Fund shares sold	190,577
Dividends receivable	383,078
Receivable for securities lending income	18,210
Prepaid expenses and other assets	7,191

Total assets	962,396,637

Liabilities
Payable for securities purchased	6,129,692
Payable for Fund shares redeemed	4,417,754
Payable for securities on loan	101,624,697
Advisory fee payable	33,575
Distribution Plan expenses payable	20,021
Due to other related parties	9,592
Accrued expenses and other liabilities	188,017

Total liabilities	112,423,348

Net assets	$849,973,289

Net assets represented by
Paid-in capital	$1,144,696,733
Undistributed net investment loss	(48,453)
Accumulated net realized losses on investments	(457,558,379)
Net unrealized gains on investments	162,883,388

Total net assets	$849,973,289

Net assets consists of
Class A	$595,295,760
Class B	183,129,463
Class C	54,981,998
Class I	16,502,982
Class R	63,086

Total net assets	$849,973,289

Shares outstanding (unlimited number of shares authorized)
Class A	18,936,712
Class B	6,671,843
Class C	1,998,001
Class I	510,591
Class R	2,022

Net asset value per share
Class A	$31.44
Class A — Offering price (based on sales charge of 5.75%)	$33.36
Class B	$27.45
Class C	$27.52
Class I	$32.32
Class R	$31.20

See Notes to Financial Statements

19

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment income
Dividends	$8,593,624
Income from affiliate	188,944
Securities lending	182,243

Total investment income	8,964,811

Expenses
Advisory fee	4,550,181
Distribution Plan expenses
Class A	1,661,125
Class B	2,492,645
Class C	581,831
Class R	1,198
Administrative services fee	872,751
Transfer agent fees	4,135,044
Trustees’ fees and expenses	19,416
Printing and postage expenses	179,653
Custodian and accounting fees	230,776
Registration and filing fees	57,057
Professional fees	45,722
Interest expense	427
Other	21,113

Total expenses	14,848,939
Less: Expense reductions	(16,978)
Fee waivers and expense reimbursements	(438,762)

Net expenses	14,393,199

Net investment loss	(5,428,388)

Net realized and unrealized gains or losses on investments
Net realized gains on investments	63,903,942
Net change in unrealized gains or losses on investments	120,158,196

Net realized and unrealized gains or losses on investments	184,062,138

Net increase in net assets resulting from operations	$178,633,750

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2007		2006

Operations
Net investment loss		$(5,428,388)		$(8,158,665)
Net realized gains on investments		63,903,942		134,568,350
Net change in unrealized gains or
losses on investments		120,158,196		(117,205,351)

Net increase in net assets resulting
from operations		178,633,750		9,204,334

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,059,015	30,125,249	989,707	25,698,561
Class B	257,700	6,387,112	422,696	9,664,856
Class C	67,308	1,672,566	115,963	2,668,266
Class I	67,559	1,979,036	49,588	1,303,861
Class R	3,939	107,140	4,858	125,348

		40,271,103		39,460,892

Automatic conversion of Class B
shares to Class A shares
Class A	3,636,390	102,963,002	2,018,499	52,271,228
Class B	(4,150,240)	(102,963,002)	(2,288,531)	(52,271,228)

		0		0

Payment for shares redeemed
Class A	(6,086,657)	(172,896,099)	(5,327,496)	(136,904,995)
Class B	(3,249,468)	(80,227,227)	(4,708,914)	(106,990,824)
Class C	(906,625)	(22,332,884)	(1,539,446)	(35,081,520)
Class I	(179,597)	(5,193,338)	(162,435)	(4,248,200)
Class R	(19,397)	(545,160)	(2,489)	(61,571)

		(281,194,708)		(283,287,110)

Net asset value of shares issued in
acquisition
Class A	0	0	5,039,897	122,033,502
Class B	0	0	1,059,796	22,582,434
Class C	0	0	193,212	4,127,458
Class I	0	0	332,260	8,246,579

		0		156,989,973

Net decrease in net assets resulting
from capital share transactions		(240,923,605)		(86,836,245)

Total decrease in net assets		(62,289,855)		(77,631,911)
Net assets
Beginning of period		912,263,144		989,895,055

End of period		$849,973,289		$912,263,144

Undistributed net investment loss		$(48,453)		$(46,522)

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Omega Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

22

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

23

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses. During the year ended September 30, 2007 the following amounts were reclassified:

Paid-in capital	$ (5,426,457)
Undistributed net investment loss	5,426,457

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.52% and declining to 0.41% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Omega Fund, increase. For the year ended September 30, 2007, the advisory fee was equivalent to 0.52% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended September 30, 2007, EIMC contractually waived its advisory fee in the amount of $353,932 and voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $84,830.

The Fund may invest in Evergreen-managed money market funds, which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended September

24

NOTES TO FINANCIAL STATEMENTS continued

30, 2007, the transfer agent fees were equivalent to an annual rate of 0.47% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2007, the Fund paid brokerage commissions of $93,750 to Wachovia Securities, LLC.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares, 0.50% of the average daily net assets for Class R shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended September 30, 2007, EIS received $15,697 from the sale of Class A shares and $427,001 and $2,166 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on August 25, 2006, the Fund acquired the net assets of Evergreen Aggressive Growth Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. Shares were issued to Class A, Class B, Class C and Class I shareholders of Evergreen Aggressive Growth Fund at an exchange ratio of 0.69, 0.71, 0.70 and 0.71 for Class A, Class B, Class C and Class I shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $1,066,847. The aggregate net assets of the Fund and Evergreen Aggressive Growth Fund immediately prior to the acquisition were $733,831,066 and $156,989,973, respectively. The aggregate net assets of the Fund immediately after the acquisition were $890,821,039.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $200,446,472 and $447,984,637, respectively, for the year ended September 30, 2007.

During the year ended September 30, 2007, the Fund loaned securities to certain brokers. At September 30, 2007, the value of securities on loan and the total value of collateral received for securities loaned amounted to $98,423,587 and $101,624,697, respectively.

On September 30, 2007, the aggregate cost of securities for federal income tax purposes was $788,276,425. The gross unrealized appreciation and depreciation on securities based on tax cost was $180,169,903 and $17,715,158, respectively, with a net unrealized appreciation of $162,454,745.

25

NOTES TO FINANCIAL STATEMENTS continued

As of September 30, 2007, the Fund had $457,129,736 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2009	2010	2011

$11,186,457	$246,522,252	$199,421,027

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended September 30, 2007, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

		Temporary
Unrealized	Capital Loss	Book/Tax
Appreciation	Carryovers	Differences

$162,454,745	$457,129,736	$(48,453)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by

26

NOTES TO FINANCIAL STATEMENTS continued

each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%.

During the year ended September 30, 2007, the Fund had average borrowings outstanding of $7,253 at an average rate of 5.89% and paid interest of $427.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

27

NOTES TO FINANCIAL STATEMENTS continued

13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption on FIN 48 is not expected to have a material impact on the Fund’s financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Omega Fund, a series of the Evergreen Equity Trust, as of September 30, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Omega Fund as of September 30, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 26, 2007

29

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Omega Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams,

30

ADDITIONAL INFORMATION (unaudited) continued

and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer

31

ADDITIONAL INFORMATION (unaudited) continued

mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the Evergreen funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds gener-

32

ADDITIONAL INFORMATION (unaudited) continued

ally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one- and three-year periods ended December 31, 2006, the Fund’s Class A shares had underperformed the Fund’s benchmark index, the Russell 1000 Growth Index, and a majority of the funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the five- and ten-year periods ended December 31, 2006, the Fund’s Class A shares had outperformed the Fund’s benchmark index. The Trustees noted that the Fund’s Class A shares performance was in the fourth quintile for the five-year period ended December 31, 2006, and the third quintile for the period ended December 31, 2006, of the funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund’s portfolio management team had recently changed and that the new team’s performance record with the Fund was too short to allow for useful comparison to peers. The Trustees noted, however, that the Fund’s relative performance had improved since the appointment of the new portfolio management team.

The Trustees noted that the Fund’s management fee was lower than most of the other funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

The Trustees considered information regarding the rates at which other non-Evergreen mutual funds pay advisory fees to EIMC or its affiliates for sub-advisory services that are comparable to the advisory services EIMC or its affiliates provide to the Fund. Fees charged by EIMC to those other clients were generally lower than those charged to the Fund. EIMC explained that the services and resources required of EIMC where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. The

33

ADDITIONAL INFORMATION (unaudited) continued

Trustees also considered the investment performance of those other funds sub-advised by EIMC and its affiliates, and concluded that the performance of those funds did not reflect any substantial difference in the quality of the service provided by EIMC and its affiliates to those funds.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

34

This page left intentionally blank

35

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

36

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice
Treasurer	President, Evergreen Investment Services, Inc.
DOB: 2/5/1974
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee oversees 93 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

563830 rv5 11/2007

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the six series of the Registrant’s annual financial statements for the fiscal years ended September 30, 2007 and September 30, 2006, and fees billed for other services rendered by KPMG LLP.

	2007	2006
Audit fees	$147,900	$129,699
Audit-related fees (1)	12,700	5,000

Audit and audit-related fees	160,600	134,699
Tax fees (2)	17,400	5,300
Non-audit fees (3)	1,208,367	665,575
All other fees	0	0

Total fees	$1,386,367	$805,574

(1) Audit-related fees consists principally of fees for any merger related activity. (2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(3) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: November 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: November 28, 2007

By: ________________________
Jeremy DePalma
Principal Financial Officer

Date: November 28, 2007